EXHIBIT 10.29





                         PROMISSORY NOTE

Bedford (AZ)
19806.311

$7,475,000                                          July 27, 2000


     FOR VALUE RECEIVED, the undersigned, BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Maker"), hereby promises to pay to the order of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation, or any subsequent holder hereof ("Payee"), at the office of Payee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, or at such other place as Payee may from time to time designate in writing, the principal sum of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000) and interest thereon from and after the date of disbursement hereunder at the interest rate determined in accordance with this Note ("Note Rate"), both principal and interest to be paid in lawful money of the United States of America, as follows:

          (i) Interest only from and including the date of disbursement of the loan proceeds through and including the last day of the month, shall be paid on the first day of the month following the date hereof or, at the option of Payee, on the date hereof; and

          (ii) Payments of principal and interest (the "Monthly Payments") shall be made in 300 successive monthly installments commencing on the first day of September, 2000, and continuing on the first day of each and every calendar month thereafter up to and including the first day of August, 2025 (the "Maturity Date"). Each of the Monthly Payments shall be based upon an amortization period of 25 years from and after the Amortization Date (the "Amortization Period") at the then applicable Note Rate, except that the final installment payable on the Maturity Date shall be in the full amount of outstanding principal of this Promissory Note ("Note"), interest and all other sums remaining unpaid hereunder. The initial Monthly Paymewnts due hereunder, commencing on the Amortization Date shall be in the amount of $57,792.33.

I.   Interest Rate Alternatives.

     The Note Rate shall be determined in accordance with the following two options and shall be either the variable rate described below (the "Variable Rate") or, if affirmatively elected in accordance with the following terms, a fixed rate (the "Fixed Rate"). The premium assessed for a prepayment and the options of Payee to call this Note shall vary depending on whether the Variable Rate or the Fixed Rate is applicable, as set forth herein.

     A.   Variable Rate.

          1. Interest Rate. The Note Rate shall be determined as follows, unless the Fixed Rate Option (defined below) is exercised. The initial Note Rate shall be 8.02%. Commencing September 1, 2000, and on the first day of every calendar month thereafter during the term of this Note, upon a change in the LIBOR, as hereinafter defined (hereinafter an "Interest Adjustment Date"), the Note Rate to be paid by Maker hereunder shall be adjusted to a rate of interest (the "Adjusted Rate") equal to one hundred forty (140) basis points plus the applicable LIBOR on such Interest Adjustment Date, and the principal balance of the Indebtedness evidenced hereby outstanding on the Interest Adjustment Date shall be reamortized by Payee over the remaining term of the Amortization Period at the Adjusted Rate to determine the Monthly Payment of principal and interest necessary to pay the remaining principal Indebtedness in full on the Maturity Date in substantially equal installments (the "Adjusted Monthly Payment"). Commencing on the first day of each calendar month following each Interest Adjustment Date and continuing on the first day of each month through and including the next Interest Adjustment Date, Maker's Monthly Payments due hereunder shall be in the amount of the then applicable Adjusted Monthly Payment. The "LIBOR," as referred to herein, shall mean the 30-day London Interbank Offered Rate, as reported in The Wall Street Journal, or if not available or no longer published, as provided by the Federal Reserve Bank of New York. In the event the LIBOR ceases to be published or is otherwise unascertainable, Payee shall select a comparable reference rate as the next index for purposes of calculating the Adjusted Rate hereunder. Notwithstanding anything else contained herein, the determination of the adjustment in the Note Rate hereunder shall occur five (5) London banking days prior to each Interest Adjustment Date.

     2. Call Provisions. Notwithstanding any provisions of this Note to the contrary, the Payee reserves the right to declare the entire amount of outstanding principal of this Note, interest and all other sums remaining unpaid hereunder and under the Deed of Trust (as hereinafter devined) to be due and payable on any of the following dates (each referred to as a "Call Date"):

          (a)  the first day of September, 2005; or

          (b)  the first day of September, 2010; or

          (c)  the first day of September, 2015; or

          (d)  the first day of September, 2020.

The period of time from the date hereof until the first Call Date, and thereafter the period of time between each Call Date or between the last Call Date and the Maturity Date, is referred to herein as a "Call Period"). Such right shall be exercised by Payee, in its sole and absolute discretion, by giving written notice to Maker at least six (6) months prior to the Call Date as to which Payee is electing, which notice shall refer to this Note and state the Call Date elected by Payee. The exercise of such right by Payee shall not relieve Maker of its obligation to make scheduled payments hereunder, or to pay any other sums due and owing hereunder, between the date of such notice and the elected Call Date. The exercise of such right by Payee will result in the original principal amount of this Note not having been fully amortized by the payment of the monthly installments hereunder prior to the exercised Call Date, and Maker shall be obligated to make a payment of the entire amount of outstanding principal of this Note and interest and all other sums remaining unpaid hereunder and under the Deed of Trust on the Call Date.

          3. Prepayment. Except as expressly stated in this Note, there shall be no right to prepay the principal portion of the Indebtedness. Maker reserves, however, the privilege to prepay, in full but not in part, the principal portion of the Indebtedness on any installment payment date, upon sixty (60) days prior written notice to the Payee and payment of a premium (the "Prepayment Premium") equal to a percentage of the outstanding principal balance of this Note as of the date of prepayment determined as follows: two percent (2%) as of the first day of any Call Period (to include the partial month from the date hereof to the Amortization Date for the first Call Period) and reducing thereafter by one fifty-eighth (1/58th) as of the first day of each calendar month, such that the Prepayment Premium shall be zero during the last two months of a Call Period, and then re-setting to two (2%) percent as of the first day of the next Call Period.

     In the event of acceleration of the Note at any time and subsequent involuntary or voluntary prepayment (even if during the period in which no prepayment is permitted), the Prepayment Premium shall be payable except (a) for a prepayment which results from application of proceeds from insured damage, condemnation or other taking of the Premises when no Event of Default (as hereinafter defined) exists, and (b) as to any prepayment which is made within sixty (60) days prior to the Maturity Date or a Call Date. In the event the Prepayment Premium were ever construed by a court having jurisdiction thereof to be an interest payment, the Prepayment Premium shall not exceed an amount equal to the excess, if any, of (i) interest calculated at the highest rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the principal balance of the Note from time to time outstanding from the date thereof to the date of such payment, less (ii) interest theretofore paid on the Note. If Maker shall have paid any amount construed to be in excess of the highest amount payable by law calculated as aforesaid, as determined by a court of competent jurisdiction, such excess shall promptly be refunded to Maker.

     B.  Fixed Rate.

          1. Interest Rate. Maker shall have the right, exercisable during the period commencing on the date hereof and ending August 31, 2003, to fix the Note Rate in accordance with the following (the "Fixed Rate Option"): Provided that no Event of Default, (as hereinafter defined) exists, the Maker may, upon written notice (the "Election Notice") to Payee stating Maker's election to change to a fixed rate and electing a term of years not fewer than three nor more than ten years (the "Fixed Term"), and payment of a conversion fee equal to one-quarter of one percent (0.25%) of the outstanding principal balance as of the Fixed Rate Adjustment Date (as defined below), elect to fix the Note Rate at the highest of (i) one hundred ninety (190) basis points plus the rate applicable to U.S. Treasury obligations for a term corresponding to the Fixed Term, as of the Determination Date (defined below), (ii) the Merrill Lynch index, U.S. Corporates, BBB-A rated, 5-10 years with an inception date of December 31, 1972, as reported by Bloomberg whose ticker on Bloomberg is C6C0, as of the Determination Date, and (iii) 6.75%. The Note Rate shall be adjusted to a fixed rate determined in accordance with the foregoing ("Fixed Rate") to be effective as of the first day of the second full calendar month following Payee's receipt of Maker's Election Notice ("Fixed Rate Adjustment Date"). The Fixed Rate shall be established by Payee within three (3) business days of Payee's receipt of Maker's Election Notice ("Determination Date"), and Payee shall notify Maker of the Fixed Rate so determined (the "Rate Notice"). Unless Maker gives a written notice of objection to Payee within three
(3) business days after Payee has given Maker such Rate Notice, setting forth the basis of the objection and the calculation as determined by Maker, the Fixed Rate set forth in the Rate Notice shall be deemed to have been concurred in by Maker. If Maker objects to the Fixed Rate so determined, the Variable Rate (and the Call Dates and Prepayment Premium provisions applicable to the Variable Rate) shall continue until Maker and Payee have agreed upon the Fixed Rate and the Fixed Rate Adjustment Date shall be the first day of the second full calendar month following the date of such agreement as to the Fixed Rate. The outstanding principal balance shall be reamortized as of the Fixed Rate Adjustment Date over the then-remaining Amortization Period and the Monthly Payments shall be adjusted, effective as of the first day of the first calendar month immediately following the Fixed Rate Adjustment Date, so that the outstanding principal balance as of the Fixed Rate Adjustment Date shall bear interest at the Fixed Rate and be repaid in full by equal monthly installments of principal and interest by the Maturity Date ("Fixed Rate Installments"). The 0.25% conversion fee shall be due and payable no later than the Fixed Rate Adjustment Date. Maker shall also pay all third party costs and expenses incurred by Payee to document the conversion to the Fixed Rate, including legal fees. Failure to pay such conversion fee and costs and expenses shall constitute an Event of Default hereunder, and in no event shall the Fixed Rate be applicable unless the same have been fully paid. If Payee does not exercise a Fixed Call Option, the Fixed Rate shall remain in effect through the Maturity Date.

          2. Call Provisions. In the event Maker exercises the Fixed Rate Option and satisfies the conditions set forth above, the Maturity Date shall remain unchanged. However, the Call Dates provided above with respect to the Variable Rate shall be inoperative and Payee shall have the following option:

     Payee shall have the option (the "Fixed Call Option") exercisable in its sole and absolute discretion to declare the entire amount of the then outstanding principal and all unpaid interest thereon to be immediately due and payable on any one of the following dates (the "Fixed Call Dates"): On the date which is the number of years after the due date of the first installment of principal and interest under the Fixed Rate (which would be the first day of the first calendar month following the Fixed Rate Adjustment Date) equal to the Fixed Term, and on every fifth
(5th) anniversary of such date thereafter. Such Fixed Call Option shall be exercised by Payee by giving written notice to Maker at least six (6) months prior to the applicable Fixed Call Date. The exercise of such right by Payee shall not relieve Maker of its obligation to make scheduled payments hereunder, or to pay any other sums due and owing hereunder, between the date of such notice and the elected Fixed Call Date. The exercise of such right by Payee will result in the original principal amount of this Note not having been fully amortized by the payment of the monthly installments hereunder prior to the exercised Fixed Call Date, and Maker shall be obligated to make a payment of the entire amount of outstanding principal of this Note and interest and all other sums remaining unpaid hereunder and under the Deed of Trust on the Fixed Call Date.

          3. Prepayment Premium. In the event Maker exercises the Fixed Rate Option, the Prepayment Premium set forth in the Variable Rate provisions shall be inoperative and the following shall apply:

     Except as expressly stated in this Note, there shall be no right to prepay the principal portion of the Indebtedness. Maker reserves, however, the privilege to prepay, in full but not in part, the principal portion of the Indebtedness on any installment payment date, upon sixty
(60) days prior written notice to the Payee and payment of a premium (the "Prepayment Premium") equal to the greater of:

               (a) an amount (the "Treasury Obligation Amount") equal to the sum of (i) the present value of the scheduled monthly installments on this Note from the date of prepayment to the Maturity Date or, if earlier, the next applicable Fixed Call Date, and (ii) the present value of the amount of principal and interest due on the Maturity Date or, if earlier, the next applicable Fixed Call Date (assuming all scheduled monthly installments due prior thereto were made when due) minus (iii) the outstanding principal balance of this Note as of the date of prepayment. The present values described in clauses (i) and (ii) shall be computed on a monthly basis as of the date of prepayment, discounted at the yield of the U.S. Treasury obligation closest in maturity to the Maturity Date or, if earlier, the next applicable Fixed Call Date, as reported in The Wall Street Journal (or if not then published, any successor or similar publication of similar repute in the financial markets) or as available from the Federal Reserve Bank of New York, on the fifth
          (5th) day prior to the date of prepayment or, if such fifth day is not a business day, then the next preceding day which is a business day. The Treasury Obligation Amount is intended to be that amount which, together with the amount prepaid, shall be sufficient to enable Payee to invest in a U.S. Treasury obligation for the remaining term of this Note to provide the same effective yield on the amount paid from the date of prepayment to the Maturity Date or, if earlier, the next applicable Fixed Call Date as would have been the yield on such amount under this Note if such amount had not been prepaid; or

               (b)  one percent (1.0%) of the outstanding
          principal balance of this Note as of the prepayment date.

     Except as provided in the next sentence, in no event shall the amount prepaid be less than the total amount of the then outstanding principal and accrued and unpaid interest thereon plus one percent (1%) of the then outstanding principal. In the event of acceleration of the Note at any time and subsequent involuntary or voluntary prepayment (even if during the period in which no prepayment is permitted), the Prepayment Premium shall be payable except (aa) for a prepayment which results from application of proceeds from insured damage, condemnation or other taking of the Premises when no Event of Default exists, and (bb) as to any prepayment which is made within sixty (60) days prior to the Maturity Date or a Fixed Call Date. In the event the Prepayment Premium were ever construed by a court having jurisdiction thereof to be an interest payment, the Prepayment Premium shall not exceed an amount equal to the excess, if any, of (i) interest calculated at the highest rate permitted by applicable law, as construed by courts having jurisdiction thereof, on the principal balance of the Note from time to time outstanding from the date thereof to the date of such payment, less (ii) interest theretofore paid on the Note. If Maker shall have paid any amounts construed to be in excess of the highest amount payable by law, calculated as aforesaid, as determined by a court of competent jurisdiction, such excess shall promptly be refunded to Maker.

II.  General Terms and Provisions.

     All payments on account of the Indebtedness shall be applied: (i) first, to further advances, if any, made by the Payee as provided in the Loan Documents (as hereinafter defined); (ii) next, to any Late Charge (as hereinafter defined); (iii) next, to interest at the Default Rate (as hereinafter defined), if applicable; (iv) next, to the Prepayment Premium (as hereinafter defined), if applicable; (v) next, to interest at the applicable Note Rate on the unpaid principal balance of this Note unless interest at the Default Rate is applicable; and (vi) last, to reduce the unpaid principal balance of this Note. Interest shall be calculated on the basis of a year consisting of 360 days and with twelve thirty-day months, except that interest due and payable for less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily interest rate based on a 360-day year.

     In the event any installment of principal or interest due hereunder, or any escrow fund payment for real estate taxes, assessments, other similar charges or insurance premiums due under the Deed of Trust shall be more than fifteen (15) days overdue, Maker shall pay to the holder hereof a late charge ("Late Charge") of four cents ($.04) for each dollar so overdue or, if less, the maximum amount permitted under applicable law, in order to defray part of the cost of collection and of handling delinquent payments.



     The terms of this Note are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Payee exceed the highest lawful rate of interest permissible under applicable law.
If, from any circumstances whatsoever, fulfillment of any provision hereof or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under applicable law; and if for any reason whatsoever Payee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal portion of the Indebtedness (whether or not then due and payable) and not to the payment of interest.

     Payment of this Note is secured by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (the "Deed of Trust") dated on or about this same date by Maker, as Trustor , for the benefit of Payee, as Beneficiary, encumbering certain real estate and other property interests situated in Maricopa County, Arizona and more particularly described in the Deed of Trust (the "Premises"). This Note, the Deed of Trust, and all other instruments now or hereafter evidencing, securing or guarantying the loan evidenced hereby are sometimes collectively referred to as the "Loan Documents". The Deed of Trust contains "due on sale or further encumbrance" provisions which, together with all other terms of the Deed of Trust, are incorporated herein by this reference.

     Payment of this Note is further secured by the "Other Security Documents" as defined in the Cross-Collateralization Rider, which is attached to the Deed of Trust as Exhibit B.

     NOTWITHSTANDING ANYTHING ELSE CONTAINED IN THIS NOTE, OR IN THE OTHER LOAN DOCUMENTS, THIS NOTE MAY NOT BE PREPAID WITHOUT A SIMULTANEOUS PREPAYMENT, IN FULL, OF THE OTHER NOTE, AS DEFINED IN THE DEED OF TRUST (TOGETHER WITH ANY APPLICABLE PREPAYMENT PREMIUM THEREON).

     In the event Payee applies any insurance proceeds or condemnation proceeds to the reduction of the principal portion of the Indebtedness in accordance with the terms of the Deed of Trust, and if at such time no Event of Default exists hereunder and no event has occurred which with the passage of time or the giving of notice would be or become an Event of Default, then no Prepayment Premium shall be due or payable as a result of such application.

     If the maturity of the Indebtedness is accelerated by Payee as a consequence of the occurrence of an Event of Default, or in the event the right to foreclose the Deed of Trust shall otherwise accrue to Payee, the Maker agrees that an amount equal to the Prepayment Premium (determined as if prepayment were made on the date of acceleration) shall be added to the balance of unpaid principal and interest then outstanding, and that the Indebtedness shall not be discharged except: (i) by payment of such Prepayment Premium, together with the balance of principal and interest and all other sums then outstanding, if the Maker tenders payment of the Indebtedness prior to completion of a non-judicial foreclosure sale (if applicable in Arizona), judicial order or judgment of foreclosure sale; or (ii) by inclusion of such Prepayment Premium as a part of the Indebtedness in any such completion of a non-judicial foreclosure sale (if applicable in Arizona), judicial order or judgment of foreclosure.

     It is hereby expressly agreed by Maker that time is of the essence in the performance of this Note and that each of the following occurrences shall constitute a default ("Event of Default") under this
Note:

          (i)  The failure of the Maker to:

               (a) make any payment of principal or interest under this Note within ten (10) days after the same shall fall due, or

               (b) comply with any of the other terms of this Note within thirty (30) days after written notice of such failure has been given by Payee to Maker or within such longer period of time, not to exceed an additional thirty (30) days, or such longer period of time as agreed to by Payee, as may be reasonably necessary to cure such non-compliance if Maker is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within such additional thirty-day period.

          (ii) The failure of Maker to make payment of any amount due the Payee under any Loan Document other than this Note, on the date the same shall fall due (including any applicable grace period).

          (iii) The occurrence of any breach, default, event of default or failure of performance (however denominated) under any Loan Document other than this Note, and the expiration of any applicable cure period without the same having been cured.

          (iv) The occurrence of an Event of Default under any of the "Other Note" or the "Other Security Documents" as such terms are defined in the Cross-Collateralization Rider, attached to the Deed of Trust as Exhibit B.

     From and after the date of the occurrence of any Event of Default and continuing until such Event of Default is fully cured (if Maker is entitled under this Note to cure such default) or until this Note is paid in full, the Maker promises to pay interest on the principal balance of this Note then outstanding at the rate (the "Default Rate") equal to the Note Rate plus five percentage points per annum or, if less, the maximum rate permitted under applicable law. Interest at the Default Rate shall accrue on the amount of any judgment rendered hereon or in connection with any foreclosure of the Deed of Trust. The Maker agrees that such additional interest which has accrued shall be paid at the time of and as a condition precedent to the curing of such Event of Default. Notwithstanding anything herein to the contrary, during the existence of any such Event of Default Payee may apply payments received on any amounts due hereunder or under the terms of any of the Loan Documents as Payee shall determine.

     Payee shall have the following rights, powers, privileges, options and remedies whenever any Event of Default shall occur under this Note:

          (i) To foreclose, or exercise any power of sale under, the Deed of Trust.

          (ii) To accelerate the maturity of the Indebtedness and declare the entire unpaid principal balance of, and any unpaid interest then accrued on, this Note, together with any Prepayment Premium, without demand or notice of any kind to the Maker or any other person, to be immediately due and payable.

          (iii) To exercise any and all rights, powers, privileges, options and remedies available at law or in equity and as provided in any of the Loan Documents.

     Upon the occurrence of an Event of Default, the Maker expressly agrees to pay all costs of collection and enforcement of every kind, including without limitation, all reasonable attorneys' fees and expenses, court costs, costs of title evidence and insurance, inspection and appraisal costs and expenses of every kind reasonably incurred by Payee in connection with the protection or realization of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto. The occurrence of an Event of Default under this Note shall constitute a default under each and all of the other Loan Documents.

     The rights, powers, privileges, options and remedies of Payee, as provided in this Note, in any of the Loan Documents, or otherwise available at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur. No delay or discontinuance in the exercise of any right, power, privilege, option or remedy hereunder shall be deemed a waiver of such right, power, privilege, option or remedy, nor shall the exercise of any right, power, privilege, option or remedy be deemed an election of remedies or a waiver of any other right, power, privilege, option or remedy. Without limiting the generality of the foregoing, the failure of the Payee after the occurrence of any Event of Default to exercise Payee's right to declare the Indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right in connection with any future Event of Default. Acceleration of maturity, once elected by Payee, may be, in Payee's sole and absolute discretion rescinded by Payee's written acknowledgment to that effect, but without limiting the foregoing, the tender and acceptance of partial payment or partial performance shall not, by itself, in any way affect or rescind such acceleration.

     Maker waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, notice of intent to accelerate, notice of acceleration of maturity, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except as otherwise provided herein, and agrees that if more than one the liability of each of them hereunder shall be joint, several and unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee; and Maker consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and to the release of any collateral given to secure the payment hereof, or any part thereof, with or without substitution, and agrees that additional makers or guarantors may become parties hereto without notice to any of them or affecting any of their liability hereunder.

     Neither Payee nor Maker shall by any acts of omission or commission be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by Payee or Maker, and then only to the extent specifically set forth therein; a waiver in respect of one event shall not be construed as continuing or as a bar to the exercise or waiver of such right or remedy in respect of a subsequent event.

     All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices") shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

     All Notices shall be deemed given and effective upon the earliest to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail , postage prepaid, as set forth in (iii) above. All Notices shall be addressed to the following addresses:

         Maker:     Bedford Property Investors, Inc.
                    270 Lafayette Circle
                    Lafayette, CA 94549
                    Attn:  Chief Financial Officer

         Payee:     Security Life of Denver Insurance Company
                    c/o ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia 30327-4349
                    Attention: Mortgage Loan Servicing Department

                              and

                    ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia  30327-4349
                    Attention:  Real Estate Law Department

With a copy to:     Nyemaster, Goode, Voigts, West,
     Hansell & O'Brien, P.C.
                    700 Walnut, Suite 1600
                    Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

     This Note shall be governed by and construed in accordance with the laws (excluding conflicts of laws rules) of Arizona.

     Subject to the terms of the next succeeding paragraph and notwithstanding anything to the contrary otherwise contained in this Note, but without in any way releasing, impairing or otherwise affecting this Note or any of the other Loan Documents (including without limitation any guaranties or indemnification agreements) or the certain Environmental Indemnification Agreement to which Maker is a party, or the validity hereof or thereof, or the lien of the Deed of Trust, it is agreed that Payee's source of satisfaction of the Indebtedness and Maker's other obligations hereunder and under the Loan Documents other than any separate guaranty agreement or the Environmental Indemnification Agreement is limited to (a) the Premises and proceeds thereof, (b) rents, income, issues, proceeds and profits arising out of the Premises, and (c) any separate guaranty or indemnification agreements guarantying or indemnifying Payee with respect to the payment of any amounts due hereunder and under the Loan Documents and/or Maker's performance hereunder and under the Loan Documents; provided, however, that nothing herein contained shall be deemed to be a release or impairment of said Indebtedness or the security therefor intended by the Deed of Trust, or be deemed to preclude Payee from foreclosing the Deed of Trust or from enforcing any of Payee's rights or remedies in law or in equity thereunder, or in any way or manner affecting Payee's rights and privileges under any of the Loan Documents or any separate guaranty or indemnification agreements guarantying Maker's payment and/or performance hereunder and/or under the Loan Documents.

PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING IN THIS NOTE TO THE CONTRARY, MAKER SHALL PAY, AND THERE SHALL AT NO TIME BE ANY LIMITATION ON MAKER'S PERSONAL LIABILITY FOR THE PAYMENT TO PAYEE OF:

          (i) rents, security deposits, or other income, issues, profits, and revenues derived from the Premises after the occurrence of an Event of Default to the extent applied to anything other than (a) normal and necessary operating expenses of the Premises or (b) the Indebtedness evidenced by the Note. It is understood that any rents collected more than one month in advance as of the time of the Event of Default shall be considered to have been collected after the Event of Default;

          (ii) any loss, cost or damages arising out of or in connection with fraud or material misrepresentations to Payee by Maker (or by any of its general partners, officers, shareholders, members, or their agents, if applicable);

          (iii) any loss, cost or damages arising out of or in connection with Maker's use or misapplication of (a) any proceeds paid under any insurance policies by reason of damage, loss or destruction to any portion of the Premises, or (b) proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of any portion of the Premises, for purposes other than those set forth in the Deed of Trust;

          (iv) any loss, cost or damages arising out of or in connection with any waste of the Premises or any portion thereof and all reasonable costs incurred by Payee in order to protect the Premises;

          (v) any taxes, assessments and insurance premiums for which Maker is liable under the Note, the Deed of Trust or any of the other Loan Documents and which are paid by Payee, other than out of Maker's contributions to escrow accounts maintained for that purpose (but not the proportionate amount of any such taxes, assessments and insurance premiums which accrue following the date of foreclosure [plus any applicable redemption period] or acceptance of a deed in lieu of foreclosure);

          (vi) any loss, cost or damages arising out of or in connection with the Maker's environmental covenants, warranties and representations contained in Paragraph 30 of the Deed of Trust;

          (vii) any loss, cost or damages arising out of or in connection with any construction lien, mechanic's lien, materialman's lien or similar lien against the Premises arising out of acts or omissions of Maker;

          (viii) any loss, cost or damages arising out of or incurred in order to cause the Improvements to comply with the accessibility provisions of The Americans with Disabilities Act and each of the regulations promulgated thereunder, as the same may be amended from time to time and which are required by any governmental authority;

          (ix) the total Indebtedness in the event that (a) Payee is prevented from acquiring title to the Premises after any Event of Default because of failure of Maker's title under federal, state or local laws, less any recovery received by Payee from any title insurance policy it holds in connection with the Premises, or (b) Maker or any guarantor of any of Maker's obligations hereunder voluntarily files a petition in bankruptcy or commences a case or insolvency proceeding under any provision or chapter of the Federal Bankruptcy Code;

          (x) any loss, cost, damages, expense and liability, including, but not limited to, reasonable attorneys' fees and costs, resulting from any act of Maker or its general partners, shareholders, beneficiaries, or members, as the case may be, to obstruct, delay or impede Payee from exercising any of its rights or remedies under the Loan Documents;

          (xi) the total Indebtedness in the event that (a) Maker makes an unpermitted transfer of an interest in the Maker or in the Premises without the prior written approval of Payee, or (b) Maker makes an unpermitted encumbrance on the Premises or on an interest in Maker, in either case without the prior written approval of Payee;


          (xii) all costs and fees, including without limitation reasonable attorney fees and costs, incurred by Payee in the enforcement of subparagraphs (i) through (xi) above.

With the exception of those items of liability specifically set forth in items
(i) through (xii) above, the lien of any judgment against Maker in any proceeding instituted on, under or in connection with this Note shall not extend to any property now or hereafter owned by Maker other than the interest of the Maker in the Premises and the other security for the payment of this Note.

     This Note, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Maker, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

     All fees, including attorneys' fees, charges, goods, things in action, or any other sums or things of value or other contractual obligations (collectively, the "Additional Sums") paid by Maker to the Payee or other holder of this Note, whether pursuant to this Note or otherwise with respect to the Indebtedness evidenced hereby, or with respect to the Deed of Trust securing this Note, or any other document or instrument in any way pertaining to such Indebtedness, which, under the law of the State of Arizona may be deemed to be interest with respect to such Indebtedness, shall, for the purpose of any laws of the State of Arizona which may limit the maximum rate of interest to be charged with respect to such Indebtedness, be payable by Maker as, and shall be deemed to be, interest, and for such purposes only, Maker agrees to an effective contracted for rate of interest equal to the rate of interest resulting from the payment of any Additional Sums. Maker understands and believes that this transaction complies with the usury laws of Arizona; however, if any interest or other charges are ever deemed to exceed the maximum amount permitted by law, then: (a) the amount of interest or charges payable hereunder by Maker shall be reduced to the maximum amount permitted by law; and (b) any excess amount previously collected from Maker which exceed the maximum amount permitted by law will be credited against the outstanding principal Indebtedness. If the principal Indebtedness has already been paid, the excess amount paid will be refunded to Maker.

     THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

     Maker acknowledges receipt of a copy of this instrument at the time it was signed.

     IN WITNESS WHEREOF, the Maker has executed and delivered this Promissory Note as of the date first above written.

                              BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation


                              By: /s/Hanh Kihara_
                                   Hanh Kihara
                                   Senior Vice President and Chief
                                   Financial Officer



STATE OF _________________)
                          ) SS:
COUNTY OF ________________)

     On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara , to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by) (the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                              _____________________________________
                              Notary Public

                              Seal

Instrument Prepared By, And
When Recorded Return To:
Nyemaster, Goode, Voigts, West,
 Hansell & O'Brien, P.C.
700 Walnut, Suite 1600
Des Moines, Iowa 50309
Attention: Bradford L. Austin

Bedford (AZ)
19806.311

               DEED OF TRUST, SECURITY AGREEMENT, FINANCING
                       STATEMENT AND FIXTURE FILING

     THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING ("Deed of Trust") is made as of July 27, 2000, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Trustor"), with the mailing address of 270 Lafayette Circle, Lafayette, California 94549, to FIRST AMERICAN TITLE INSURANCE COMPANY,, with the address of c/o First American Title Guaranty Company, its Agent, 1850 Mount Diablo Boulevard, Walnut Creek, California 94596,
Attn: Pamela Nicolini, as Trustee ("Trustee") for the benefit of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation ("Beneficiary") with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                           W I T N E S S E T H:

     WHEREAS, Trustor has executed and delivered to Beneficiary a Promissory Note dated on or about this same date in the principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000), (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the "Note"), which Note provides, among other things, for election of a variable rate of interest, as described in Exhibit "C" attached hereto, and for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before the first day of August, 2025, the Note by this reference thereto being incorporated herein; and

     WHEREAS, Beneficiary is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Beneficiary on account of any future payments, advances or expenditures made by Beneficiary pursuant to the Note or this Deed of Trust and any additional sums with interest thereon which may be loaned to Trustor by Beneficiary or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the "Indebtedness"); and

     WHEREAS, Trustor is desirous of further securing the prompt payment of the "Other Note," as such term is defined in the Cross-Collateralization Rider attached hereto as Exhibit B.

     NOW, THEREFORE, Trustor, to secure payment of the Note, the Other Note, and the performance of the covenants and agreements herein contained to be performed by Trustor, for good and valuable consideration in hand paid, the receipt and adequacy whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

     1. Granting Clauses. Trustor hereby irrevocably and absolutely does by these presents GRANT AND CONVEY, WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Trustee, and its successors in trust, for the benefit of Beneficiary, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of Arizona, and grants to Trustee, for the benefit of Beneficiary, a security interest in, all of Trustor's present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the "Premises"):

     (a) That certain real property situated in Maricopa County, Arizona, and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Land"), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the "Improvements");

     (b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any way pertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

     (c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Trustor in and to any strips and gores adjoining the Land;

     (d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Trustor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Trustor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements; and

     (e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Deed of Trust at the date of receipt of any such award or payment by Trustor or Beneficiary, and of the reasonable counsel fees, costs and disbursements incurred by Trustor or Beneficiary in connection with the collection of such award or payment. Trustor agrees to execute and deliver, from time to time, such further instruments as may be requested by Beneficiary to confirm such assignment to Beneficiary of any such award or payment.

     The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

     TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Beneficiary, its successors and assigns, forever, for the uses and purposes herein expressed.

     THIS DEED OF TRUST IS GIVEN TO SECURE PAYMENT OF THE FOLLOWING all of which shall be included in the term "Indebtedness", as initially defined above):
Payment of the Note; payment of such additional sums with interest thereon which may hereafter be loaned to Trustor by Beneficiary pursuant to the Note, the Other Note, or the Deed of Trust or otherwise advanced under the Loan Documents (the "Loan), including without limitation advances made by Beneficiary to protect the Premises or the lien of this Deed of Trust or to pay taxes, assessments, insurance premiums, and all other amounts that Trustor has agreed to pay pursuant to the provisions hereof or that Beneficiary has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Deed of Trust, the Note, and every other agreement, document and instrument to which reference is expressly made in this Deed of Trust or which at any time evidences or secures the Indebtedness evidenced by the Note (this Deed of Trust, the Note and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed by Trustor, are hereinafter sometimes collectively referred to as the "Loan Documents"), and payment of the Other Note and other obligations related thereto, as set forth in the Cross-Collateralization Rider attached hereto as Exhibit B. Trustor hereby warrants that Trustor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Trustor will forever warrant and defend the title to the Premises unto Beneficiary against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Beneficiary's title insurance policy dated on or about even date herewith regarding the Premises.


     2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Trustor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable);
(c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Beneficiary of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply in all material respects with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Beneficiary's written consent; (h) initiate or acquiesce in no zoning reclassification or variance with respect to the Premises without Beneficiary's written consent; and
(i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

     3. Payment of Taxes. Trustor shall pay thirty (30) days before any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Beneficiary duplicate receipts therefor.

     3A.  Contest of Impositions.

    Notwithstanding anything contained herein to the contrary, Trustor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraphs 2 and 3 so long as the Trustor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that the Trustor shall give such security as may be demanded by Beneficiary to insure such payments and prevent any sale \ or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Trustor. Any such contest shall be prosecuted with due diligence and the Trustor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph, Trustor shall (and if Trustor shall fail so to do, Beneficiary may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of the Beneficiary, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

   4. Tax Deposits. Upon written request of Beneficiarty, Trustor covenants and agrees to deposit with such depositary as the Beneficiary from time to time may in writing appoint, and in the absence of such appointment, then at the office of Beneficiary, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349, Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year's taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Beneficiary's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Trustor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits
(or refunded to Trustor if in last year of loan).
Said deposits need not be kept separate and apart from any other funds of Beneficiary or such depositary.

     Trustor may deliver a letter of credit to Beneficiary in lieu of escrow deposits, which letter of credit shall be drawn on an institution and contain such terms as are satisfactory to Beneficiary in its sole discretion.

     If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Deed of Trust, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Trustor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

     5. Beneficiary's Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Beneficiary may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Trustor's obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Beneficiary may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Trustor or to the then owner or owners of the Premises. A security interest within the meaning of the Arizona Uniform Commercial Code ("UCC") is hereby granted to the Beneficiary in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Trustor's right, title and interest therein are hereby assigned to Beneficiary, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Trustor; provided, however, that neither Beneficiary nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Beneficiary nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

     6.   Insurance.

     (a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Beneficiary. All insurance shall be written in policies and by insurance companies approved by Beneficiary which approval shall not be unreasonably withheld so long as a Best Class rating of at least A XII is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Beneficiary and shall provide for at least thirty (30) days prior written notice of cancellation to Beneficiary as well as a waiver of subrogation endorsement, all as required by Beneficiary, in form and content acceptable to Beneficiary. All policies (or duplicate originals thereof) shall, with all premiums fully paid, be delivered to Beneficiary as issued at least thirty (30) days before the expiration of existing policies and shall be held by Beneficiary until all sums hereby secured are fully paid. Upon request by Beneficiary, Trustor shall furnish Beneficiary evidence of the replacement cost
of the Improvements.   Beneficiary shall not by reason of accepting, rejecting,
approving or obtaining insurance incur any liability for payment of losses.

     (b) Without in any way limiting the generality of the foregoing, Trustor covenants and agrees to maintain insurance coverage on the Premises which shall include: (i) all risk coverage property insurance (insuring against special causes of loss) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without depreciation), with no co-insurance (or with an agreed amount endorsement deleting the co-insurance clause), and containing a mortgagee clause in Beneficiary's favor; and if at any time a dispute arises with respect to replacement cost, Trustor agrees to provide at Trustor's expense, an insurance appraisal prepared by an insurance appraiser approved by Beneficiary, establishing the full replacement cost in a manner satisfactory to the insurance carrier; (ii) rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (i) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, based upon one hundred percent (100%) occupancy of such Improvements, less any allocable charges and expenses which do not continue during the period of restoration and naming Beneficiary in a standard mortgagee loss payable clause thereunder;
(iii) commercial general liability insurance with a broad form coverage endorsement for an amount as required from time to time by the Beneficiary but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Beneficiary as an additional insured thereunder;
(iv) flood insurance whenever in Beneficiary's judgment such protection is necessary and is available and in such case in an amount acceptable to Beneficiary and naming Beneficiary as the loss payee thereunder; (v) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Beneficiary, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; (vi) earthquake insurance; and (vii) such other insurance that may be reasonably required from time to time by Beneficiary. The earthquake coverage shall be in the amount of $20,000,000 in total, with a deductible of $100,000 for any of the Premises located outside California, and the greater of 10% of the loss or $200,000 for any of the Premises in California constructed prior to 1975, and the greater of 6% of the loss or $100,000 for any of the Premises constructed in California during or after 1975.

     (c) Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

     7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Trustor, Trustor shall deposit with Beneficiary or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Beneficiary or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Trustor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Beneficiary or such depositary. Trustor may deliver a letter of credit to Beneficiary in lieu of escrow deposits, which letter of credit shall be drawn on an institution and contain such terms as are satisfactory to Beneficiary in the sole discretion.

     8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

     (a) In case of loss or damage by fire or other casualty, Trustor shall immediately give Beneficiary and the insurance companies that have insured against such risks written notice of such occurrence.

     (b) In case of loss or damage by fire or other casualty, Trustor shall, if no Event of Default then exists hereunder, have the reasonable right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed One Hundred Thousand and No/100 Dollars ($100,000), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Trustor and Beneficiary and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of One Hundred Thousand and No/100 Dollars ($100,000) are payable or if an Event of Default exists hereunder, then in either of such events, Beneficiary is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Beneficiary as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Trustor in writing within thirty (30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Trustor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Beneficiary's reasonable discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Trustor, are sufficient to restore the Premises, (iii) Beneficiary determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; and (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both. In the event that Beneficiary makes said proceeds available to Trustor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Beneficiary may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Beneficiary, the Trustor shall pay all costs incurred by Beneficiary in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Beneficiary, and a title company or agent approved by Beneficiary in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction.
If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000), then insurance proceeds shall not be made available to Trustor unless and until Beneficiary has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Beneficiary to Trustor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Beneficiary, be applied on account of the Indebtedness or be paid to any party entitled thereto under such conditions as Beneficiary may reasonably require. No interest shall be allowed to Trustor on any proceeds of insurance held by Beneficiary.

     (c) In the event proceeds of insurance are not made available to Trustor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Beneficiary, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Beneficiary in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note.

     9. Stamp Tax. If, by the laws of the United States of America, or of any state having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Deed of Trust, Trustor covenants and agrees to pay such tax in the manner required by any such law. Trustor further covenants to reimburse Beneficiary for any sums which Beneficiary reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Deed of Trust.

     10.  Observance of Lease Assignment.

     (a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Trustor, as landlord, has assigned to Beneficiary, by that certain Assignment of Rents and Leases dated on or about this same date (the "Assignment of Rents"), all of Trustor's right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the "Leases") and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the "Rents").

     (b) All Leases entered into after the date hereof shall be bona fide arms-length transactions with a third party,

     (c) Trustor will not, without Beneficiary's prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases other than the Assignment of Rents; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

     (d) Trustor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform in all material respects all of the covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all of the covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed; (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Beneficiary, transfer and assign to Beneficiary, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Beneficiary upon demand, any and all instruments required to effectuate said assignment; (v) furnish Beneficiary, within ten (10) days after a request by Beneficiary so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) days of any demand therefor by Beneficiary any right to request from the lessee under any Lease a certificate with respect to the status thereof.

     (e) Nothing in this Deed of Trust or in any other documents relating to the loan secured hereby shall be construed to obligate Beneficiary, expressly or by implication, to perform any of the covenants of Trustor as landlord under any of the Leases assigned to Beneficiary or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Trustor agrees to perform and pay.

     (f) Trustor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof.

     (g) Beneficiary shall have the option to declare this Deed of Trust in default because of a default of landlord in any Lease of the Premises unless such default is cured by Trustor pursuant to the terms of the Lease or unless such default would not permit the tenant to terminate the Lease.
It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Beneficiary, become immediately due and payable without notice to the Trustor.

     (h) Trustor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises.

     (i) In the event of the enforcement by Beneficiary of the remedies provided for by law or by this Deed of Trust, the lessee under each Lease of the Premises shall, at the option of Beneficiary, attorn to any person succeeding to the interest of Trustor as a result of such enforcement and shall recognize such successor in interest as landlord under such Lease without change in the terms or other provisions thereof; provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one month in advance or any amendment or modification to any Lease made without the consent of Beneficiary or said successor in interest (unless such consent was not required under the terms hereof). Each lessee, upon request by said successor in interest, shall execute and deliver an instrument or instruments confirming such attornment.

     11. Effect of Extension of Time. If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Beneficiary takes other or additional security for the payment of the Indebtedness, or if Beneficiary waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Beneficiary, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

     12. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Beneficiary's interest in the Premises, or the manner of collection of taxes, so as to affect this Deed of Trust or the debt secured hereby or the holders thereof, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse
Beneficiary therefor if Beneficiary pays such taxes and submits proof of payment to Trustor; provided, however, that if in the opinion of counsel for
Beneficiary:
(a) it might be unlawful to require Trustor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Beneficiary may elect, by notice in writing given to Trustor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

     13. Beneficiary's Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Beneficiary may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Trustor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Trustor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including reasonable attorneys' fees, and any other monies advanced by Beneficiary in regard to any tax referred to in Paragraphs 9 and 12 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Trustor.

     14. Beneficiary's Reliance on Tax Bills, Etc. Beneficiary in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so only with inquiry as to the validity or amount of any claim for lien which may be asserted.

     15. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Trustor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Trustor at the option of the Beneficiary upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as "Events of Default" and individually referred to as an "Event of Default"), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

     (a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

     (b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 29 hereof (Due on Sale or Further Encumbrance); or

     (c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Trustor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Beneficiary to Trustor or within such longer period of time, not exceeding an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Trustor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of thirty (30) days, unless Beneficiary approves a longer period of time; or

     (d) the entry of a decree or order for relief by a court having jurisdiction in respect of Trustor, a general partner of Trustor if Trustor is a partnership, the beneficiary or beneficiaries of Trustor if Trustor is a trust, a managing member of Trustor if Trustor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a "Key Party"), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key
Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

     (e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing, unless such case, receiver, assignment, or action is dismissed or rescinded within sixty (60) days; or

     (f) the death of any guarantor of the Note secured hereby, unless a substitute guarantor or guarantors having a net worth or an aggregate net worth, as the case may be, equal to or greater than the net worth of the decedent upon the date hereof shall become liable by assumption under the guaranty within thirty (30) days of the death of such guarantor; or

     (g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Beneficiary by or on behalf of Trustor or any guarantor of the Note to induce Beneficiary to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

     (h) any breach, default, event of default or failure of performance (however denominated) under the Note, any of the other Loan Documents, the Other Note, or the Other Security Documents, and the expiration of any applicable cure period without the same having been cured; or

     (i) Trustor shall be, in any material respect, in default of, or in violation of, beyond any applicable grace or cure period, any conditions, covenants or restrictions which benefit or burden the Premises.

If, while any insurance proceeds or condemnation awards are being held by Beneficiary to reimburse Trustor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Beneficiary shall accelerate the Indebtedness, then and in such event, the Beneficiary shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Trustor or any other party entitled thereto without interest.

     16.  Acceleration of Indebtedness; Remedies.

    (a) Primary Remedies. If an Event of Default shall occur, Beneficiary may: declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the property held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document.
Without limiting the generality of the foregoing, Beneficiary may:

          (i) enter and take possession of the Premises or any part thereof, exclude Trustor and all persons claiming under Trustor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Beneficiary, either in the name of Trustor or otherwise, and upon such entry, from time to time, at the expense of Trustor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Beneficiary may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Beneficiary to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Trustor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Beneficiary may be authorized to incur under the provisions of this Deed of Trust and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Beneficiary may determine until the same have been paid in full;

          (ii) institute an action for the foreclosure of this Deed of Trust and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

          (iii) sell the Premises to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Beneficiary may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

          (iv) take all action to protect and enforce the rights of Beneficiary under this Deed of Trust by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

          (v) exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Trustor hereby expressly waives, (B) require Trustor to assemble any personal property, or any portion thereof, and make it available to Beneficiary at a place or places designated by Beneficiary and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Trustor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Beneficiary in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Premises, Beneficiary may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Deed of Trust and the rights and remedies that Beneficiary may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Trustor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

          (vi) terminate any management agreements, contracts, or agents/managers responsible for the property management of the Premises, if in the sole discretion of Beneficiary such property management is unsatisfactory in any respect;

          (vii) foreclose this Deed of Trust, at Beneficiary's option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Deed of Trust or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of the Indebtedness and Beneficiary may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Deed of Trust, the Beneficiary shall have the right to sell the Premises covered hereby in parts or as an entirety. It is intended hereby to give to the Beneficiary the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

          (viii) if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Beneficiary shall have the right to institute proceedings, either judicial or non-judicial, at Beneficiary's option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as "Partial Foreclosure"), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Deed of Trust for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Deed of Trust and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Beneficiary may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Mortgaged Property pursuant to any such Partial Foreclosure for any other part of the Indebtedness, whether matured at the time or subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

     (b) Receiver. If an Event of Default shall occur, Beneficiary shall be entitled as a matter of right to the appointment of a receiver of the Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Trustor, either before or after any sale, and, Beneficiary may be appointed as such receiver. Such receiver shall have the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Trustor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Trustor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and
(iii) all other powers which may
be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver's hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Deed of Trust, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold mortgage, all rents due or which may become due under the underlying lease.

     (c) Sales by Parcels. In any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Beneficiary may elect, without regard to the right of Trustor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Trustor waives the marshaling of assets.

     (d) Effect of Sale. The purchaser at any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Trustor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Beneficiary, may purchase at any such sale. Beneficiary is hereby irrevocably appointed the attorney-in-fact of Trustor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Beneficiary may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Beneficiary's written request, Trustor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for the purpose, and as may be designated, in such request.
Any sale or sales made under or by
virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Trustor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Trustor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Trustor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

     (e) Eviction of Trustor After Sale. If Trustor fails or refuses to surrender possession of the Premises after any sale thereof, Trustor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Beneficiary or any purchaser of the Premises under any provision of this Deed of Trust or pursuant to any judgment or decree of court.

     (f) Insurance Policies. In the event of a foreclosure sale pursuant to this Deed of Trust or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Trustor in and to all policies of insurance required under the provisions of this Deed of Trust shall inure to the benefit of and pass to the successor in interest of Trustor or the purchaser or grantee of the Premises or any part thereof so transferred.

     (g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Beneficiary shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for reasonable attorneys' fees, appraiser's fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Beneficiary may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Deed of Trust, including the reasonable fees of any attorneys employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Trustor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed of Trust.

     (h) Other. Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Premises, which notice Trustee shall cause to be filed for record. After the lapse of such time as may then be required by law following the recordation of the notice of default, the notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Premises at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at such time of sale. Beneficiary may make a credit bid, in lieu of cash, at such sale. Trustee may postpone sale of all or any portion of the Premises by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Premises so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of:
all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     17. Application of Proceeds. Subject to the provisions of the Cross-Collateralization Rider attached hereto as Exhibit B, the proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust, shall be applied:

     (a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, environmental site assessors fees and costs, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Beneficiary in order to protect the lien or estate created by this Deed of Trust or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises;

     (b) then to the payment of any other Indebtedness in such order as Beneficiary may determine until the same have been paid in full; and

     (c) any balance thereof shall be paid to Trustor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

     18. Beneficiary's Right of Inspection. Beneficiary shall, upon reasonable notice to Trustor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

     19. Condemnation. The Beneficiary may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Trustor promptly prosecutes any compromise or settlement thereof, the Trustor shall control any compromise or settlement proceeding with the result thereof being subject to the Beneficiary's approval. The Trustor shall give the Beneficiary immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Trustor hereby assigns, transfers and sets over unto the Beneficiary the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Beneficiary may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Beneficiary elects, in Beneficiary's sole and absolute discretion, to make said proceeds available to reimburse Trustor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Beneficiary may require. In any event, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Beneficiary prior to commencement of any building or restoration. If the proceeds are made available by Beneficiary to reimburse Trustor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Beneficiary be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Trustor on the proceeds of any award held by the Beneficiary.

     20. Release Upon Payment and Discharge of Trustor's Obligations. Beneficiary shall release this Deed of Trust and the lien thereof by proper instrument upon payment and discharge of all Indebtedness including any prepayment premium provided for herein or in the Note secured hereby.

     21. Giving of Notice. (a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
(ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

     (b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail, postage prepaid, as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

       Trustor:     Bedford Property Investors, Inc.
                    270 Lafayette Circle
                    Lafayette, CA 94549
                    Attn:  Chief Financial Officer

   Beneficiary:     Security Life of Denver Insurance Company
                    c/o ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia, 30327-4349
                    Attention: Mortgage Loan Servicing Department

                              and

                    ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia, 30327-4349
                    Attention:  Real Estate Law Department

With a copy to:     Nyemaster, Goode, Voigts, West,
                    Hansell & O'Brien, P.C.
                    700 Walnut, Suite 1600
                    Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

     22.  Waiver of Defense.  No action for the
enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

     23. Waiver of Statutory Rights. Trustor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called
"Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but to the extent lawfully allowed hereby waives the benefit of such laws. Trustor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Trustor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Deed of Trust.

     24. Furnishing of Financial Statements to Beneficiary. (a) Trustor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises and Trustor, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Beneficiary and Beneficiary's accountants and other duly authorized representatives.
Such books of record and account shall be kept and maintained as follows:


          (i) An annual operating statement on each property comprising the Premises shall be kept and maintained in accordance with a cash basis of accounting consistently applied; and

          (ii) All other financial information, including balance sheets, income statements and cash flow statements, shall be kept and maintained in accordance with generally accepted accounting principles consistently applied.

     (b) Trustor covenants and agrees to furnish, or cause to be furnished to Beneficiary, annually, within ninety (90) days following the end of each fiscal year of Trustor a copy of a report of the operations of the Premises, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses and a current rent roll of the Premises. Trustor shall simultaneously deliver to Beneficiary a financial statement of Trustor, and each of its general partners if Trustor is a partnership, prepared in accordance with the accounting requirements set forth above, certified by Trustor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Trustor. Each report or statement shall be certified as correct by the appropriate party.

     (c) If Trustor omits to deliver as required any report or statement required by this Paragraph 24, and said omission is not cured by Trustor within thirty (30) days after written notice of such omission has been given by Beneficiary to Trustor, Beneficiary may elect, in addition to exercising any remedy for an Event of Default as provided for in this Deed of Trust, to make an audit of all books and records of Trustor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Trustor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Beneficiary. Trustor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Deed of Trust.

     25. Filing and Recording Fees. Trustor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Deed of Trust and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Deed of Trust.

     26. Business Purpose. Trustor represents, covenants and agrees that all of the proceeds of the Note secured by this Deed of Trust will be used solely for business purposes and in furtherance of the regular business affairs of Trustor.

     27. Exculpatory. The liability of the Trustor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

     28. Security Agreement. Trustor and Beneficiary agree that this Deed of Trust shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Beneficiary with respect to insurance proceeds or condemnation proceeds ("Deposits") and with respect to any personal property and fixtures included in the definition herein of the word "Premises", which property may not be deemed to form a part of the real estate described in Exhibit "A" or may not constitute a "fixture" within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the "Collateral", and that a security interest in and to the Collateral and the Deposits is hereby granted to Beneficiary and the Deposits and all of Trustor's right, title and interest therein are hereby assigned to Beneficiary, all to secure payment of the Indebtedness and to secure performance by Trustor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Deed of Trust, Beneficiary, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Beneficiary shall elect to proceed with respect to the Collateral separately from the real property, ten (10) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Beneficiary shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Beneficiary. Trustor agrees that, without the written consent of Beneficiary, Trustor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Trustor is not in default hereunder, Trustor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in or in the ordinary course of business for the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value to that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Beneficiary shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Deed of Trust and covered hereby. Trustor shall, from time to time, on request of Beneficiary, deliver to Beneficiary an inventory of the Collateral in reasonable detail. Trustor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Beneficiary otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Trustor shall, upon demand execute and deliver to Beneficiary such financing statements and other documents in form satisfactory to Beneficiary, and will do all such acts and things as Beneficiary may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

     This Deed of Trust also constitutes a financing statement for the purpose of the UCC and shall constitute a "fixture filing" under such statutes and shall be filed in the real estate records of the County in which the Land is located. For such purpose the name and address of the debtor and the secured party are as set forth below:

     Name of Debtor:          Bedford Property Investors, Inc.

     Debtor's Mailing
      Address:                270 Lafayette Circle, Lafayette, California
                              94549

     Debtor's Taxpayer
      Identification Number:  68-0306514

     Address of Property:     (1) 4546 South 35th Street, Phoenix, Maricopa
                              County, Arizona;

                              (2) 2601 Broadway, Tempe, Maricopa County,
                              Arizona;

                              (3) 3015, 3101, 3111, 3121 and 3131 South Park
                              Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010,3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona

     Name of Secured Party:   Security Life of Denver Insurance Company

     Address of Secured
      Party:                  c/o ING Investment Management LLC
                              5780 Powers Ferry Road, NW, Suite 300
                              Atlanta, Georgia  30327-4349
                              Attention:  Real Estate Law Department

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Deed of Trust. Trustor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.

     29. Due on Sale or Further Encumbrance. (a) If, without the Beneficiary's prior written consent, (i) the Premises or any part thereof or any interest in the Premises or the Trustor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Trustor is further encumbered or pledged; (iv) any lease which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Trustor, if a corporation, or of any corporate general partner of Trustor, if a partnership, or the general partnership interests in any partnership which is a general partner of Trustor, or any membership interest in a Trustor which is a limited liability company, or any beneficial or fiduciary interest in any Trustor which is a trust or trustee, is sold or conveyed (other than stock in publicly traded REITs), the Beneficiary shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interests and other sums due and payable under the Note due and payable and exercise all remedies available to Beneficiary under the Loan Documents.
The Trustor understands that the present ownership of the Premises and Improvements will be a material inducement to Beneficiary in the making of the loan secured by this Deed of Trust. Any consent by Beneficiary to a change in ownership or to a change in the composition of the Trustor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Beneficiary may impose in its sole discretion.

     (b) Notwithstanding the foregoing subparagraph (a), Beneficiary will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise acceptable to Beneficiary as equal to or greater than that of Trustor at the time Beneficiary approved the loan to the Trustor; (ii) assumption documents in form and substance satisfactory to Beneficiary are executed by the transferee; (iii) Beneficiary is paid a transfer fee equal to one percent (1%) of the then outstanding indebtedness and Trustor reimburses Beneficiary all fees and expenses associated with the transfer including legal fees; (iv) Beneficiary receives an endorsement to the Beneficiary's title policy, in form and substance acceptable to Beneficiary; and
(v) at Beneficiary's option, Beneficiary receives opinions of counsel, and Trustor and transferee authorization documents, in form and substance acceptable to Beneficiary. Further, Beneficiary, in its sole judgement and discretion, may require individuals specifically named by Beneficiary to deliver to Beneficiary an Environmental Indemnification Agreement on Beneficiary's standard form. The rights granted to Trustor in this subparagraph
(b) are personal to Trustor, shall
be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Trustor or any guarantors from any liability to the Beneficiary without the prior written consent of Beneficiary, which consent may be given or withheld in Beneficiary's sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Beneficiary deems necessary, execution by the principals of the transferee of Beneficiary's standard Environmental Indemnification Agreement and such other requirements as Beneficiary may deem appropriate in its discretion.

    30. Environmental Matters; Notice; Indemnity. Trustor covenants and agrees as follows:

     (a) For purposes of this Deed of Trust, the following definitions shall apply:

          (i) The term "Environmental Law" means and includes any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

          (ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; or (G) infectious waste. Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (X) which are used or disposed of by Trustor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

          (iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

          (iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

     (b) To the current and actual knowledge of Trustor's officers, Trustor, after reasonable inquiry, represents, warrants and covenants that,

          (i) Except in accordance with applicable law, no Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled (collectively a "release") on or from the Premises.

          (ii) Except in accordance with applicable law, no asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

          (iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

          (iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

          (v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened in writing, anticipated or in existence with respect to the Premises.

          (vi) The Premises and Trustor's operations at the Premises are in compliance in all material respects with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been received by Trustor, or any subsidiary of Trustor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Beneficiary within three (3) days of their receipt.

          (vii) Except as set forth on the Phase I environmental studies for the properties, copies of which have been provided to Beneficiary, the Trustor has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or within one-half mile of the Premises.

          (viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

          (ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

          (x) To the best of Trustor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

     (c)  Trustor will give prompt  written notice to Beneficiary of:

          (i) any proceeding, known investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

          (ii) all claims made or threatened in writing, by any individual or entity against Trustor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

          (iii) the discovery by Trustor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

     (d) Beneficiary shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions involving any Environmental Law and initiated with respect to the Premises; and to (ii) have all reasonable costs and expenses thereof (including without limitation Beneficiary's reasonable attorneys' fees and costs) paid by Trustor.

     (e) Trustor agrees to protect, defend, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Trustor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Trustor, and any of them, the foregoing being collectively referred to as "Claims", which:

          (i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

          (ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

          (iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Trustor to Beneficiary relating to environmental matters; or

          (iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

     Trustor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Beneficiary described in this subparagraph
(e), shall hold Beneficiary harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

     Trustor's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Deed of Trust or acceptance of a deed in lieu of foreclosure. Notwithstanding the foregoing, Trustor's indemnifications and representations shall not extend to Hazardous Substances which first originate on the Premises subsequent to Beneficiary's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

     (f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Beneficiary under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Trustor shall within thirty (30) days after written demand by Beneficiary for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All
Remedial Work shall be performed
by contractors approved in advance by Beneficiary (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Beneficiary. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Beneficiary's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Trustor. If Trustor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Beneficiary may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Beneficiary's counsel), shall be paid by Trustor to Beneficiary forthwith after demand and shall be a part of the Indebtedness.

     (g) If recommended by any environmental report, assessment or audit of the Premises, Grantor shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Beneficiary, prepared by an environmental consultant reasonably acceptable to Beneficiary, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Beneficiary may require
(i) periodic notices or reports to Beneficiary in form, substance and at such intervals as Beneficiary may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters,
(iii) at Beneficiary's sole expense, supplemental examination of the Premises by consultants specified by Beneficiary, (iv) access to the Premises, at reasonable times upon reasonable notice to Trustor, by Beneficiary, its agents or servicer, to review and assess the environmental condition of the Premises and Grantor's compliance with any operations and maintenance program, and (v) in consultation with Trustor, variation of the operations and maintenance program in response to the reports provided by any such consultants.

     31. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Deed of Trust are inserted only for convenience of reference and shall not constitute a part of this Deed of Trust, nor shall they in any way affect its meaning, construction or effect.

     32. No Waiver; Modifications in Writing. No failure or delay on the part of Beneficiary in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Deed of Trust, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Deed of Trust, any waiver of any provision of this Deed of Trust, and any consent to any departure from the terms of any provision of this Deed of Trust, shall be effective only in the specific instance and for the specific purpose for which made or given.

     33. Relationship. Beneficiary is only a lender under the Loan Documents, and nothing contained in this Deed of Trust or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Beneficiary and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Beneficiary as a fiduciary for any of the parties.

     34. Governing Law. This Deed of Trust shall be governed by the laws (excluding conflicts of laws rules) of Arizona.

     35. Time of Essence. Time is of the essence in the performance by the parties of this Deed of Trust.

     36. Construction. Trustor has been represented by its own counsel in this transaction, and this Deed of Trust shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

     37. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular section, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

     38. Integration. This Deed of Trust, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Trustor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

    39. Substitute Trustee. If, for any reason, Beneficiary prefers to appoint a substitute Trustee hereunder, Beneficiary may, from time to time, by written instrument, appoint one or more substitute Trustees, who shall succeed to all the estate, rights, powers, and duties of the original Trustee named herein. Such appointment may be executed by anyone acting in a representative capacity, and such appointment shall be conclusively presumed to have been executed with appropriate authority.

     40. Indemnification of Trustee. Except for willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by Trustee in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Trustor hereby indemnifies Trustee against all liability and expenses that Trustee may incur in the performance of Trustee's duties hereunder.

     41. General Indemnification. (a) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance in all material respects with any applicable laws;
(v) any and all claims, demands
or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Deed of Trust. Any amounts payable to Beneficiary by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Beneficiary until paid. The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (i) Beneficiary, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

    (b) Upon written request by any Indemnified Party, Grantor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the
Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Grantor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

    (c) Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed of Trust, the Note or any of the other Loan Documents.

     42.  Miscellaneous.

     (a) This Deed of Trust and all provisions hereof shall extend to and be binding upon Trustor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Trustor (but this clause shall not be construed as constituting the consent by Beneficiary to the transfer of any interest in the Premises), and the word "Trustor" when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Deed of Trust. The word "Beneficiary", when used herein, shall include the successors and assigns of Beneficiary, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Trustor is a privately held land trust or similar entity, the term "Trustor" as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

     (b) In the event one or more of the provisions contained in this Deed of Trust or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

    (c) The Trustor will, from time to time, upon ten (10) business days' prior written request from Beneficiary, make, execute, acknowledge and deliver to Beneficiary such supplemental mortgages, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Beneficiary any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Deed of Trust lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Beneficiary to carry out the intentions of this Deed of Trust.

     (d) Trustor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Trustor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any governmental or municipal requirement. Trustor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises.
Any act or omission by Trustor which
would result in a violation of any of the provisions of this paragraph shall be void.

     (e) Trustor will, from time to time, upon ten (10) business days' prior written request by Beneficiary, execute, acknowledge and deliver to Beneficiary, a certificate stating that this Deed of Trust is unmodified and in full force and effect (or, if there have been modifications, that this Deed of Trust is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from
Trustor shall also state to the current and actual knowledge of Trustor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

     (f) The Note secured hereby includes provisions for the assessment of a Late Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

     (g) Beneficiary shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Deed of Trust and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Trustor as a defense in any civil action instituted to collect the Indebtedness , or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

     (h) At the option of Beneficiary, this Deed of Trust shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Beneficiary and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Beneficiary, of a unilateral declaration to that effect.

     (i) In the event that maturity of the Indebtedness is accelerated by Beneficiary because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Trustor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

     (j) All agreements between Trustor and Beneficiary (including, without limitation, those contained in this Deed of Trust and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Beneficiary exceed the highest lawful rate of interest permissible under the laws of Arizona. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of Arizona; and if for any reason whatsoever Beneficiary shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal
Indebtedness (whether or not then due
and payable) and not to the payment of interest.

     (k) Trustor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of purchasing or "carrying" any "margin stock" as such terms are defined in Regulation U of the Board of Governors of the Federal
Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

     (l) Trustor shall exert its best efforts to include a "no lien" provision in any property management agreement hereafter entered into by Trustor or its beneficiary with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics' lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Beneficiary's request, be recorded in the office of the in and for the County wherein the Premises is situated, or such other office as reasonably requested by Beneficiary.

     43. Attorney's Fees. Trustor shall pay on demand all reasonable costs and expenses incurred by Beneficiary or Trustee in enforcing or protecting their rights and remedies hereunder, including, but not limited to, reasonable attorneys' fees and legal expenses.

     44. State Law Provisions, Waivers and Agreements. (a) For purposes of A.R.S. 33--801 through 821 (the "Deed of
Trust Act"), "Debtor" herein shall be
the "Trustor." Beneficiary and Trustee shall have all rights, benefits and remedies conferred or contemplated by the Deed of Trust Act. Notwithstanding the foregoing, Beneficiary may, at its option in its sole discretion, elect to foreclose this Deed of Trust judicially as authorized by A.R.S. 33-807.

     (b) In addition to, and not in limitation of, any other remedy provided in or available under this Deed of Trust, Beneficiary shall have all the rights set forth in A.R.S. 33-702B (as amended, supplemented or supplanted) regarding enforcement of the assignment of rents contained herein.

     (c) It is Debtor's intention that the obligations of Debtor to pay and perform each and all of the obligations secured by this Deed of Trust (for purposes of this subsection, the "Secured Obligations") be governed according to the express, bargained-for terms hereof and of the other Loan Documents. The interest rate and terms applicable to the Note and the other Loan Documents have been negotiated and agreed to by Beneficiary upon that basis. Therefore, to the full extent allowable under Arizona law, Debtor hereby expressly waives all provisions of Arizona law (including without limitation those specifically referenced below) which might otherwise be construed, contrary to the terms of the Loan Documents, to limit the liability of Debtor with respect to the Secured Obligations, and hereby expressly agrees that no such provision of law shall be applicable to such obligations. To that end, Debtor expressly:

          (i) agrees that the amount of any unpaid or unperformed Secured Obligations remaining following any sale of collateral (herein referred to as the "Deficiency") shall be determined solely by the purchase price (whether cash, credit bid, or otherwise, and net of all costs and expenses of and relating to the sale) actually received for such collateral, and waives all provisions of A.R.S. 12-1566, 33-725, 33-727 and 33-814 which might otherwise determine the Deficiency by the "fair market value" of the collateral sold or by any other valuation in excess of such actual net purchase price;

          (ii) waives all provisions of A.R.S. 33-814 which purport to limit the time within which an action upon a Deficiency may be commenced, or to eliminate any Deficiency if such an action is not commenced within such time limited, and agrees that such provisions shall not apply to any Deficiency following a trustee's sale under this Deed of Trust;

          (iii) agrees that if, notwithstanding the foregoing express intention and agreement of Debtor to the contrary, the provisions of A.R.S. 33-814 are held by a court to be applicable, then:

               (A) for purposes of A.R.S. 33-814(B), the ninety-day period within which an action for a deficiency judgment may be brought shall not begin until the date of the last trustee's sale or other nonjudicial or judicial foreclosure sale of any real or personal property collateral under any of the Deeds of Trust which secure the Note, whether such collateral is located within or outside of Arizona;

               (B) the phrase "full satisfaction of the obligation" in A.R.S. 33-814(D) shall be construed to refer solely to the obligation of Debtor to repay the site-specific monetary indebtedness evidenced by the Note, and not to any separate and independent obligations (1) of Debtor which are created by this Deed of Trust (including, without limitation, any covenants, agreements or indemnities which are expressly stated to survive any foreclosure hereof) or which are created under or evidenced or secured by any other Loan Document executed in connection herewith, regardless of whether such separate and independent obligations are secured hereby by virtue of any cross-collateralization or cross-default provisions or otherwise, or
          (2) of any other Person which is directly, indirectly or contingently liable with respect to the Secured Obligations (all such separate and independent obligations being referred to herein as the "Separate Obligations"); and

               (C) notwithstanding any application of A.R.S. 33-814(D) to limit or bar any action against Debtor with respect to the monetary indebtedness evidenced by the Note following a trustee's sale or sales of the entire the Trust Estate such Section shall not be applicable to, or in any way limit or impede any action with respect to, such Separate Obligations or any collateral which might now or hereafter be given by Debtor as security therefor;

          (iv) waives all rights of reinstatement following acceleration of the obligations secured by this Deed of Trust, including any which might otherwise be available under A.R.S. 33-813, it being agreed that Debtor has bargained for the notice and cure rights given to Debtor, pursuant to Paragraph 15 hereof and under the other Loan Documents; that such rights provide Debtor with sufficient opportunity to prevent acceleration following a breach or default which could become an Event of Default; and that Debtor has agreed in return to waive any further right of reinstatement following acceleration should no cure be timely made;

          (v) waives all rights of redemption Debtor might otherwise have under Arizona law with respect to the Premises or any other collateral, whether by statute, by subrogation, or otherwise, including without limitation any rights under A.R.S. 12-1281 through 12-1283;

          (vi) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provision of A.R.S. 12-1641, 12-1642, 44-141, 44-142 or 47-3605, or
     Arizona Rules of Civil Procedure Rule 17(f); and

          (vii) agrees to be and remain liable for the Secured Obligations, and agrees (including as contemplated by A.R.S. 12-1566(E) and 33-814(C) with respect to a guaranty) that this Deed of Trust may be enforced (and sale had hereunder or judgment given hereon) at any time and independent of any other action or judgment, all regardless of whether, or when, a trustee's or foreclosure sale of any collateral given by Debtor or any other Person is held or any other nonjudicial or judicial action to realize upon collateral, or against Debtor or any other person obligated with respect to the Secured Obligations, is commenced, maintained, concluded, continued or discontinued.

     (d) The statutes referred to the above in this Paragraph shall include any further statutes amending, supplementing or supplanting same. The waivers and agreements contained in this Paragraph and elsewhere in this Deed of Trust are given by Debtor knowingly, intelligently and voluntarily, upon advice of counsel, to induce Beneficiary to accept a lower interest rate on the Notes and other Loan
Document terms more favorable to Debtor than would be acceptable to Beneficiary in the absence thereof, and accordingly are intended to be broadly and liberally construed in favor of Beneficiary.

     45. Cross-Collateralization Rider. The terms and conditions of the Cross-Collateralization Rider, attached hereto as Exhibit B, are incorporated herein by this reference.

     46. Multisite Real Estate Transaction. Trustor acknowledges and agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Beneficiary of any security for or guarantees of any of the Indebtedness hereby secured, or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any Indebtedness hereby secured or any collateral security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Indebtedness secured or of any of the collateral security therefore, including the Other Security Documents, and Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary's rights and remedies under the Other Security Documents shall not in any manner impair the Indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of the Beneficiary hereunder shall not impair the lien of the Other Security Documents or any of Beneficiary's rights and remedies thereunder. The Trustor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

     47. Substitution of Collateral. Notwithstanding anything to the contrary set forth in this Deed of Trust, the Trustor may substitute a parcel of improved real estate (a "Substitute Parcel") for any one of the Parcels comprising the Premises, but only upon and subject to the following terms and conditions:

(a)  General Requirements and Preliminary Review.

     (i) There shall be no more than two substitutions of property effected in any calendar year (collectively with respect to the Premises and the property located in California and described as the "Premises" in the Other Security Documents, referred to herein as the "California Property"); and there shall be no more than three substitutions of property during the term of the Note (collectively with respect to the Premises and the California Property).

     (ii) The Substitute Parcel shall be located within the continental United States.

     (iii) In the event that at any time Trustor desires to arrange for a substitution, Trustor shall submit to Beneficiary in writing a request (the "Request") to substitute property, which shall identify with particularity the Parcel of the Premises to which the Request relates (the "Exchange Parcel") and the property proposed as the Substitute Parcel. Within ten (10) business days after Beneficiary's actual receipt of the Request, Beneficiary shall determine, in its sole and absolute discretion, whether the proposed Substitute Parcel appears to be acceptable to replace the Exchange Parcel, and Beneficiary shall notify Trustor of such initial determination (the "Preliminary Response"). Items such as location, occupancy, lease term, rollover, tenant exposure and tenant's credit, each will be reviewed by Lender. In the event the Preliminary Response is not given within such ten-business-day period, it shall be deemed a determination that the proposed Substitute Parcel is not acceptable. If in the Beneficiary's sole and absolute discretion it is determined that the proposed Substitute Parcel appears to be acceptable, then Beneficiary, through Newmark Realty Capital, Inc. or other servicing agent, will further process the Trustor's Request as described herein. If the Request is finally approved as provided for herein, the Substitute Parcel shall be exchanged for the Exchange Parcel as provided below; and the effective date of such substitution is referred to herein as the "Substitution Date".

(b)  Conditions to Final Approval.

     (i) Prior to Beneficiary's final approval of any Substitute Parcel ("Final Approval"), the Beneficiary shall have received from the Trustor, at Trustor's sole cost and expense, such agreements, instruments, documents and other materials as Beneficiary reasonably deems appropriate, including without limitation, modifications of the Deed of Trust and other Loan Documents and of the Other Security Documents, proof of adequate insurance, tax and insurance escrows, an assignment of leases and rents, environmental indemnities, title insurance policies and endorsements, proof of compliance with governmental regulations, Subordination, Non-Disturbance and Attornment Agreements and/or estoppel agreements, and confirmation of recourse provisions and exculpation of Trustor, all of which shall be in form and substance satisfactory to Beneficiary in its sole discretion.

     (ii) Prior to Final Approval and at the
Trustor's sole cost and expense, the
Beneficiary shall have received and approved, in its sole and absolute discretion, all additional due diligence materials in any way relating to the Substitute Parcel, including but not limited to, an appraisal, a hazardous substance report, a survey, and an engineer's report, all as may be required by Beneficiary in its sole discretion.

     (iii) The appraised fair market "As Is"
value of the Substitute Parcel shall
be equal to or greater than both the appraised fair market value, or gross sales proceeds, as the case may be, of the Exchange
Parcel as of that same time, and the
original appraised value of the Exchange Parcel as set forth in the appraisal delivered to Beneficiary in connection with the closing of the loan evidenced by the Note. The fair market "As Is" value of the Substitute Parcel and Exchange Parcel shall be determined by a firm of appraisers selected by Newmark Realty Capital, Inc. or other designee of Beneficiary and approved by the Beneficiary, and based on an appraisal, dated not more than ninety (90) days prior to the Substitution Date, satisfactory to the Beneficiary. All costs of such appraisals shall be paid by the Trustor on or prior to the Substitution Date.

     (iv) Prior to the Substitution Date, Beneficiary shall have received (aa) a confirmation of all Loan Documents and Other Security Documents executed by the Trustor and a consent to such substitution by any guarantors of any recourse obligations of Trustor, and (bb) such other instruments and agreements and such certificates and opinions of counsel in connection with such substitution as Beneficiary may reasonably request, in form and substance satisfactory to the Beneficiary.

     (v) At the time of Final Approval and as of the Substitution Date, the actual net operating income relating to the Substitute Parcel (based upon financial results for the trailing twelve-month period, or such shorter period as Beneficiary reasonably deems appropriate, for any Substitute Parcel the business operated on which has been open for less than one year) shall equal or exceed the actual net operating income relating to the Exchange Parcel (based upon financial results for the trailing twelve-month period, or such shorter period as Beneficiary reasonably deems appropriate, for any Exchange Parcel operated for less than one year).

(c)  Closing Requirements and Conditions.

     (i) As of the Substitution Date, all agreements, documents and instruments requested by Beneficiary to perfect the liens and security interests in the Substitute Parcel shall have been recorded, registered and filed (as applicable) in such manner as may be required by law to create a valid, perfected liens and security interest with respect to the Substitute Parcel and the personal property related thereto.

     (ii) As of the Substitution Date, the Substitute Parcel shall have been completed in a good and workmanlike manner, shall be lien-free and paid for in full, and, shall be in compliance, in all material respects, with all applicable governmental requirements.

     (iii) As of the Substitution Date, the Trustor shall have good and marketable title to the Substitute Parcel and good and valid title to any personal property located thereon or used in connection therewith, in each case satisfactory to the Beneficiary.

     (iv) As of the Substitution Date, the liens created in respect of the Substitute Parcel and personal property related thereto shall be first liens on the Substitute Parcel and first priority security interests in the personal property related thereto, subject only to such exceptions as Beneficiary shall approve in its sole and absolute discretion.

     (v) As of the Substitution Date, no default or Event of Default shall have occurred and be continuing hereunder or under any of the other Loan Documents or under any of the Other Security Documents.

     (vi) As of the Substitution Date, Beneficiary shall be satisfied that no material adverse change in the financial condition, operations or prospects of Trustor has occurred after the date hereof.

     (vii) As of the Substitution Date, the Trustor shall have paid or reimbursed Beneficiary for all reasonable out-of-pocket costs and expenses incurred in connection with any such substitution and the reasonable out-of-pocket fees and expenses incurred by Beneficiary and its servicer in connection therewith. Without limiting the generality of the foregoing, the Trustor shall, in connection with, and as a condition to, each substitution, pay the reasonable fees and expenses of Beneficiary's counsel, the reasonable fees and expenses of Beneficiary's engineers, appraisers, construction consultants, insurance consultants and other due diligence consultants and contractors, recording charges, title insurance charges, and stamp and/or mortgage or similar taxes, transfer taxes.

     (viii) On or before the Substitution Date, Trustor shall pay a fee to Beneficiary equal to the greater of $50,000 or one percent (1.0%) of the Exchange Parcel's original Principal Allocation as set forth in Paragraph 48 hereof.

(d)  Substitution.

     (i) Upon compliance with all of the foregoing, including without limitation due issuance of a title insurance policy and endorsements satisfactory to Beneficiary, the Exchange Parcel shall be released from this Deed of Trust and the other Loan Documents, and the Substitute Parcel shall be substituted therefor and shall be thereafter included as a portion of the Premises.

     (ii) Upon substitution of the Substitute Parcel, Beneficiary shall reallocate and redetermine the Principal Allocations, Allocation Percentages and Release Factors for purposes of Paragraph 48 hereof, and shall notify Trustor of such reallocations and redeterminations.

     48. Partial Release. (a) The parcels of property comprising the Premises ("Parcels") are separately described in Exhibit "A" attached hereto as Parcels I through III, and any of such Parcels may be individually released from this Deed of Trust upon satisfaction of the conditions set forth herein (adjusted to reflect partial prepayment as permitted by this Paragraph), including without limitation payment to Beneficiary of an amount determined in accordance with this Paragraph (the "Release Amount") together with the applicable Prepayment Premium, and the costs and expenses associated with such release. For purposes of making a determination of the manner in which Parcels I through III may be released, the original principal amount of the Note has been allocated among Parcels I through III as follows:

                    Principal           Allocation     Release
Parcels             Allocation          Percentage     Factor

   I*               $ 2,190,000            7.1%         1.00
  II*               $ 1,950,000            6.3%         1.15
 III*               $ 3,335,000           10.8%         1.15

     Total          $ 7,475,000

[* Addresses of the Parcels are as follows: (I) 4546 South 35th Street, Phoenix, Maricopa County, Arizona; (II) 2601 Broadway, Tempe, Maricopa County, Arizona; (III) 3015, 3101, 3111, 3121 and 3131 South Park Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010, 3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona.]

For purposes of the release of any Parcel, the Principal Allocation for such Parcel is also set forth in the above table as a percentage of the aggregate of the original principal balance of the Note and of the Other Note (such aggregate being $30,890,000), which percentage is set forth above as the "Allocation Percentage". Further, the "Release Factor" in the above table is the multiplier to determine the Release Amount for the specific Parcel.

  (b) The Release Amount for any particular Parcel shall be the amount which is equal to the value obtained by multiplying
(i) the Allocation Percentage of the
Parcel to be released, (ii) times the aggregate outstanding principal balance of the Note and the Other Note as of the date such Parcel is to be released (the "Release Date"), (iii) times the applicable Release Factor. For example, assume that Parcel I were requested to be released after the first Loan Year (twelve months of principal and interest payments).
After the first Loan Year, assume the
outstanding aggregate principal would be
$30,479,191 (assuming a LIBOR of 6.5%).
The amount necessary, then, to have Parcel I released would be the Allocation Percentage for Parcel I as set forth in subparagraph (a) above applied to the total aggregate outstanding principal balance of the Note and the Other Note, times the Release Factor of 1.00. In the example, therefore, the Release Amount would be equal to the product of 7.1% (the Allocation Percentage of Parcel I) and $30,479,191, times 1.00; the Release Amount being $2,164,023.

  (c) At such time as Trustor desires to have any of Parcels I through III released from this Deed of Trust, Trustor shall deliver to Beneficiary a request therefor in writing (the "Release Request") which shall designate the specific Parcel requested to be released and the anticipated date of such release, which shall be on a regularly scheduled installment payment due under the Note and which shall be not less than thirty days after the date such Release Request is given. Within ten business days after receipt of such Release Request, Beneficiary shall inform Trustor of the Release Amount which will be necessary to obtain such release, determined in accordance with the foregoing subparagraphs (a) and (b).

  (d) Without limiting requirements set forth elsewhere herein, in no event will any Parcel be released except upon compliance with the following requirements, and a Release Request shall be deemed not to have been made if compliance has not been attained:

       (i) As of the date of the Release Request and as of the date of the release, no Event of Default shall have occurred and be continuing under any of the Loan Documents or the Other Security Documents (as defined in Exhibit B hereto), and no event shall have occurred which with the passage of time or the giving of notice, or both, shall be or become an Event of Default;

       (ii) As of the date of the Release Request and as of the date of the release, all of the principal and interest installment payments due under the Note and the Other Note shall have been paid when due or, if not, otherwise accepted by Beneficiary as having been duly made.

  (e) In addition to the Release Amount for the Parcel to be released, Trustor shall make a payment to Beneficiary equal to the Prepayment Premium, calculated as set forth in the Note, with respect to the amount of the Release Amount.

  (f) The release of any of Parcels I through III hereunder shall be subject to satisfaction of the following conditions:

       (i) Beneficiary shall receive an endorsement to its loan title policy insuring that the remaining Parcels have access to the same publicly dedicated streets as prior to the release and amending the legal description to include only the remaining Parcels;

       (ii) Trustor shall have created easements for utilities, signage, drainage, parking, ingress and egress and other appropriate purposes in, on and over the released Parcel for the benefit of the remaining Parcels to the extent required by Beneficiary, and such easements shall be insured, as appurtenances in Beneficiary's loan policy via the endorsement required in clause (i) above. The required easements shall include, without limitation, parking sufficient to meet all tenant lease requirements for tenants of the remaining Parcels.

  (g) Upon receipt of the Release Amount for the Parcel to be released, receipt by Beneficiary of the applicable Prepayment Premium, payment by Trustor of all associated costs and expenses, and full compliance with the terms of this Paragraph, Beneficiary shall release the Parcel to which the Release Request related, and Beneficiary shall apply the Release Amount so received toward the outstanding principal of the Indebtedness, allocated to the Note or the Other Note as shall be determined in Beneficiary's sole and absolute discretion. All payments shall be by wire transfer.

  (h) Trustor concurrently with the release of any Parcel or Parcels and as a condition thereof, shall pay to Beneficiary the reasonable processing fee therefore as determined by Beneficiary, and all reasonable costs, fees and expenses incurred or to be incurred by Beneficiary and associated with or arising out of the release including, without limitation, reasonable attorney fees and expenses. Trustor shall pay all other reasonable costs and expenses associated with or made necessary in respect of the release of any or all of the Parcels, and Beneficiary shall bear no expense with respect thereto.

  (i) Upon such application to the principal balance of the Note or the Other Note (or both), and also in the event the principal portion of the Note or the Other Note is otherwise reduced except by application of the regularly scheduled installment payments under the Note or the Other Note, Beneficiary shall thereupon revise the Principal Allocation amounts with respect to the remaining Parcels, and with respect to the Parcels of the Premises as those terms are defined in the Other Security Documents, and shall reassign Allocation Percentages and Release Factors in accordance with such reallocation of the principal. Such reallocation of amounts, percentages, and factors shall be established by Beneficiary in its sole and absolute discretion, provided only that the reallocated amount of the Principal Allocation for any Parcel shall not exceed the initial Principal Allocation for any Parcel established as set forth in subparagraph (a) above. Beneficiary shall inform Trustor of such reallocation within thirty (30) days after such determination.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. TRUSTOR ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

  Trustor acknowledges receipt of a copy of this instrument at the time of execution hereof.

  IN WITNESS WHEREOF, the Trustor has executed this instrument the day and year first above written.

                           BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation


                           By: _/s/Hanh Kihara__
                                Hanh Kihara
                                Senior Vice President and Chief
                                Financial Officer

STATE OF _________________)
                          ) SS:
COUNTY OF ________________)

  On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara , to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by) (the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                           _____________________________________
                           Notary Public

                           Seal

                                EXHIBIT A
                            LEGAL DESCRIPTION


Parcel I - 4546 South 35th Street, Phoenix, Maricopa County, Arizona;

Parcel II -  2601 Broadway, Tempe, Maricopa County, Arizona;

Parcel III - 3015, 3101, 3111, 3121 and 3131 South Park Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010, 3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona

                                EXHIBIT B
                      CROSS-COLLATERALIZATION RIDER

  Trustor and Beneficiary are Maker and Payee, respectively, under the following instruments, each of which is dated as of this same date (together, the "Instruments"):

  1.   Promissory Note in the amount of $7,475,000 (the "Note");

  2.   Promissory Note in the amount of $23,415,000 (the "Other Note");

  The Note is secured by (i) this Deed of Trust; (ii) an Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Security Documents").

  The Other Note is secured by, among other things, the following documents, each dated as of this same date and relating to certain property located at
(1) 410 Allerton, South San Francisco, San Mateo County, California;
(2) 301, 311 and 325 Grand Avenue, South San Francisco, San Mateo County, California; (3) 901 Kaiser Road, Napa, Napa County, California;
(4) 840-940 Auburn Court, Fremont, Alameda County, California;
(5) 6500 Kaiser Drive, Fremont, Alameda County, California;
and (6) 45713 and 47533 Westinghouse Drive, Fremont, Alameda County, California:
(i) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing,
(ii) an Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Other Security Documents").

  In addition to securing the obligations described in the Note, this Deed of Trust shall also secure the Other Note and the obligations secured by the Other Security Documents.

  An Event of Default under the Note or under any of the Security Documents shall constitute an Event of Default under the Other Note and the Other Security Documents. An Event of Default under the Other Note or the Other Security Documents shall constitute an Event of Default under the Note and the Security Documents.

  Trustor waives all rights to have all or part of the Premises or the property described in the Other Security Documents marshalled upon any foreclosure of the Security Documents or the Other Security Documents. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of the Premises or the property described in the Other Security Documents as a whole or in separate parcels, in any order that Beneficiary may designate. Trustor makes this waiver for itself, for all persons and entities claiming through or under Trustor and for all persons and entities who may acquire a lien on all or any part of the Premises or the property described in the Other Security Documents, or on any interest therein.

                               EXHIBIT C
                          INTEREST RATE TERMS

  The Promissory Note includes the following among its terms, but the terms of the Note control any inconsistency (capitalized terms are defined in the Note):

  The Note Rate shall be determined as follows, unless the Fixed Rate Option (defined below) is exercised. The initial Note Rate shall be ______%. Commencing September 1, 2000, and on the first day of every calendar month thereafter during the term of this Note, upon a change in the LIBOR, as hereinafter defined (hereinafter an "Interest Adjustment Date"), the Note Rate to be paid by Maker hereunder shall be adjusted to a rate of interest (the "Adjusted Rate") equal to one hundred forty (140) basis points plus the applicable LIBOR on such Interest Adjustment Date, and the principal balance of the Indebtedness evidenced hereby outstanding on the Interest Adjustment Date shall be reamortized by Payee over the remaining term of the Amortization Period at the Adjusted Rate to determine the Monthly Payment of principal and interest necessary to pay the remaining principal Indebtedness in full on the Maturity Date in substantially equal installments (the "Adjusted Monthly Payment"). Commencing on the first day of each calendar month following each Interest Adjustment Date and continuing on the first day of each month through and including the next Interest Adjustment Date, Maker's Monthly Payments due hereunder shall be in the amount of the then applicable Adjusted Monthly Payment. The "LIBOR," as referred to herein, shall mean the 30-day London Interbank Offered Rate, as reported in The Wall Street Journal, or if not available or no longer published, as provided by the Federal Reserve Bank of New York. In the event the LIBOR ceases to be published or is otherwise unascertainable, Payee shall select a comparable reference rate as the next index for purposes of calculating the Adjusted Rate hereunder. Notwithstanding anything else contained herein, the determination of the adjustment in the Note Rate hereunder shall occur five (5) London banking days prior to each Interest Adjustment Date.

  Maker shall have the right, exercisable during the period commencing on the date hereof and ending August 31, 2003, to fix the Note Rate in accordance with the following (the "Fixed Rate Option"): Provided that no Event of Default, (as hereinafter defined) exists, the Maker may, upon written notice (the "Election Notice") to Payee stating Maker's election to change to a fixed rate and electing a term of years not fewer than three nor more than ten years (the "Fixed Term"), and payment of a conversion fee equal to one-quarter of one percent (0.25%) of the outstanding principal balance as of the Fixed Rate Adjustment Date (as defined below), elect to fix the Note Rate at the highest of (i) one hundred ninety (190) basis points plus the rate applicable to U.S. Treasury obligations for a term corresponding to the Fixed Term, as of the Determination Date (defined below), (ii) the Merrill Lynch index, U.S. Corporates, BBB-A rated, 5-10 years with an inception date of December 31, 1972, as reported by Bloomberg whose ticker on Bloomberg is C6C0, as of the Determination Date, and (iii) 6.75%. The Note Rate shall be adjusted to a fixed rate determined in accordance with the foregoing ("Fixed Rate") to be effective as of the first day of the second full calendar month following Payee's receipt of Maker's Election Notice ("Fixed Rate Adjustment Date"). The Fixed Rate shall be established by Payee within three (3) business days of Payee's receipt of Maker's Election Notice ("Determination Date"), and Payee shall notify Maker of the Fixed Rate so determined (the "Rate Notice"). Unless Maker gives a written notice of objection to Payee within three (3) business days after Payee has given Maker such Rate Notice, setting forth the basis of the objection and the calculation as determined by Maker, the Fixed Rate set forth in the Rate Notice shall be deemed to have been concurred in by Maker.
If Maker objects to the Fixed Rate so determined, the Variable Rate (and the Call Dates and Prepayment Premium provisions applicable to the Variable Rate) shall continue until Maker and Payee have agreed upon the Fixed Rate and the Fixed Rate Adjustment Date shall be the first day of the second full calendar month following the date of such agreement as to the Fixed Rate. The outstanding principal balance shall be reamortized as of the Fixed Rate Adjustment Date over the then-remaining Amortization Period and the Monthly Payments shall be adjusted, effective as of the first day of the first calendar month immediately following the Fixed Rate Adjustment Date, so that the outstanding principal balance as of the Fixed Rate Adjustment Date shall bear interest at the Fixed Rate and be repaid in full by equal monthly installments of principal and interest by the Maturity Date ("Fixed Rate Installments").
The 0.25% conversion fee shall be due and payable no later than the Fixed Rate Adjustment Date. Maker shall also pay all third party costs and expenses incurred by Payee to document the conversion to the Fixed Rate, including legal fees. Failure to pay such conversion fee and costs and expenses shall constitute an Event of Default hereunder, and in no event shall the Fixed Rate be applicable unless the same have been fully paid. If Payee does not exercise a Fixed Call Option, the Fixed Rate shall remain in effect through the Maturity Date.









Instrument Prepared By And
When Recorded Return To:
Nyemaster, Goode, Voigts, West,
 Hansell & O'Brien, P.C.
700 Walnut, Suite 1600
Des Moines, Iowa 50309
Attention: Bradford L. Austin

Bedford (AZ)
19806.311

                      ASSIGNMENT OF RENTS AND LEASES

  THIS ASSIGNMENT OF RENTS AND LEASES ("Assignment") is made and entered into as of July 27, 2000, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Assignor"), with the address of 270 Lafayette Circle, Lafayette, California 94549, for the benefit of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation ("Assignee"), with the address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                           W I T N E S S E T H:

  WHEREAS, Assignor has executed and delivered to Assignee Assignor's Promissory Note dated on or about this same date in the original principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000) (the "Note"), performance of which is secured, among other things, by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (the "Deed of Trust"), which Deed of Trust encumbers certain real estate described in Exhibit "A", attached hereto and hereby made a part hereof, and improvements thereon (together, the "Premises"); and

  WHEREAS, Assignor has executed and delivered to Assignee the Other Note (as defined in Exhibit "B" hereto) and the Other Security Documents (as defined in Exhibit "B" hereto); and

  WHEREAS, as a condition to Assignee's obligation to make the loan evidenced by the Note and secured by the Deed of Trust (and any extensions and/or modifications thereof) and made pursuant to or in connection with and secured by other documents, including, but not limited to, a Security Agreement and financing statements naming Assignor as debtor and Assignee as secured party (this Assignment, the Note, the Deed of Trust, the Security Agreement and such other documents are sometimes hereinafter collectively referred to as the "Loan Documents"), Assignor has agreed to absolutely and unconditionally assign to Assignee all of Assignor's rights under and title to various leases affecting the Premises, including Assignor's rights in and title to the rents therefrom, subject only to the terms and conditions herein set forth.

  NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Assignor hereby agrees as follows:

  1. Assignment of Leases. Assignor hereby presently assigns, transfers, grants and conveys unto Assignee, its successors and assigns, all leasehold estates of Assignor, as lessor, and all right, title and interest of Assignor in, to and under all existing and future leases, subleases, license agreements, concessions, tenancies and other use or occupancy agreements, whether oral or written, covering or affecting any or all of the Premises and all agreements for any use of, all or any part of the Premises, the buildings, fixtures and other improvements located thereon ("Improvements"), and all extensions, renewals and guaranties thereof and all amendments, and supplements thereto (collectively, the "Leases"), including without limitation the following:

  (a) any and all rents, revenues, issues, income, royalties, receipts, profits, contract rights, accounts receivable, general intangibles, and other amounts now or hereafter becoming due to Assignor in connection with or under the Leases (whether due for the letting of space, for services, materials or installations supplied by Assignor or for any other reason whatsoever), including without limitation all insurance, tax and other contributions, insurance proceeds, condemnation awards, damages following defaults by tenants under the Leases ("Tenants"), cash or securities deposited by Tenants to secure performance of their obligations under the Leases, and all other extraordinary receipts, and all proceeds thereof, both cash and non-cash (all of the foregoing being hereinafter collectively called the "Rents") and all rights to direct the payment of, make claim for, collect, receive and receipt for the Rents;

  (b) all claims, rights, privileges and remedies on the part of Assignor, whether arising under the Leases or by statute or at law or in equity or otherwise, arising out of or in connection with any failure by any Tenant to pay the Rents or to perform any of its other obligations under its Lease;

  (c) all rights, powers and privileges of Assignor to exercise any election or option or to give or receive any notice, consent, waiver or approval under or with respect to the Leases; and

  (d) all other claims, rights, powers, privileges and remedies of Assignor under or with respect to the Leases, including without limitation the right, power and privilege (but not the obligation) to do any and all acts, matters and other things that Assignor is entitled to do thereunder or with respect thereto.

            2. Purpose of Assignment; Security. This Assignment is made for the purpose of securing Assignor's full and faithful (a) payment of the indebtedness (including any extensions or renewals thereof) evidenced by the Note and the Other Note, (b) payment of all other sums with interest thereon becoming due and payable to Assignee under the provisions of the Deed of Trust or any other Loan Documents, and the Other Security Documents, and (c) performance and discharge of each and every term, covenant and condition contained in the Note, Deed of Trust, Security Agreement or any of the other Loan Documents, and the Other Security Documents. In addition to, and not in limitation of, any other remedy provided in or available under this Assignment, Assignor expressly agrees that Assignee shall have all the rights set forth in A.R.S. Section 33-702B (as amended, supplemented or supplanted) regarding enforcement of the assignment of rents and leases contained herein.

            3. Assignor's Representations, Warranties and Covenants. Assignor represents, warrants, covenants and agrees with Assignee as follows:

            (a) That the sole ownership of the entire lessor's interest in the Leases and the Rents is, and as to future Leases shall be, vested in Assignor, and that Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent Assignee from exercising its rights in any material respect under any of the terms, covenants and conditions of this Assignment.

            (b) That the Leases are and shall be valid and enforceable against the respective lessees thereunder in accordance with their terms and, except as otherwise disclosed in writing to Assignee, have not been altered, modified, amended, terminated, cancelled, renewed or surrendered nor have any Rents thereunder been collected more than one month in advance nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by Assignee or as permitted in the Deed of Trust.

            (c) That none of the Leases entered into prior to the date hereof, unless such Lease is by its express terms subordinated to the Deed of Trust, shall be altered, modified, amended, terminated, cancelled, extended, renewed or surrendered, nor any term or condition thereof waived, nor shall Assignor consent to any assignment or subletting by any lessee thereunder without the prior written approval of Assignee, which shall not be unreasonably withheld. Notwithstanding the above, in no event shall any Lease for which Assignee has executed a subordination, non-disturbance and attornment agreement be altered, modified, amended, terminated, cancelled, extended, renewed or surrendered, nor any term or condition thereof waived, nor shall Assignor consent to any assignment or subletting by any lessee thereunder, without the prior written approval of Assignee, which shall not be unreasonably withheld. Under no Lease will any Rents be abated or collected more than one month in advance.

            (d) That, to Assignor's current and actual knowledge there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

            (e) That Assignor shall give prompt notice to Assignee of any written notice received by Assignor claiming that a default has occurred under any of the Leases on the part of the Assignor, together with a complete copy of any such notice.

            (f) That Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Deed of Trust.

            (g) That there shall be no merger of the Leases, or any of them, by reason of the fact that the same person may acquire or hold directly or indirectly the Leases, or any of them, as well as the fee estate in the Premises or any interest in such fee estate.

            4.   Absolute Assignment/License to Collect Rents.  This
Assignment is entered into for the purpose of absolutely assigning the Leases and the Rents to Assignee as additional collateral for the loan evidenced by the Note and such Assignment is choate on the date hereof. Notwithstanding the foregoing, so long as no Event of Default, as hereinafter defined, shall have occurred, Assignor shall have a license, terminable by the Assignee upon any Event of Default, to collect the Rents accruing from the Premises on or after, but in no event more than one (1) month in advance of, the respective dates set forth in the Leases on which the Rents become due (provided that in no event shall Assignor be permitted to enter into any Lease which makes rent due earlier than one (1) calendar month in advance of the current month (except for the last month's rent or security deposit)), and to hold the Rents as a trust fund for the uses and purposes more particularly described in the Deed of Trust. Upon the occurrence of an Event of Default, the license granted to the Assignor shall be automatically and immediately revoked without notice to the Assignor. Upon the revocation of such license the Assignee may at its option give Tenants a written notice (a "Tenant Notice"), with a copy to Assignor, requesting the Tenants to pay all Rents and other amounts due under the Leases directly to Assignee and to perform any of the Tenants' respective obligations under the Leases for the benefit of Assignee.

            5. Assignee's Powers and Rights. At any time during the term of the Note or the Deed of Trust, Assignee may, at its option upon or after an Event of Default and after giving a Tenant Notice, receive and collect all of the Rents as they become due. Assignee shall thereafter continue to receive and collect all of the Rents, until the Event of Default has been cured and all sums due Assignee have been paid in full.

            Assignor hereby irrevocably appoints Assignee its true and lawful attorney, coupled with an interest, with full power of substitution and with full power for Assignee in its own name and capacity or in the name and capacity of Assignor, from and after the occurrence of an Event of Default and after the giving of a Tenant Notice, to demand, collect, receive and give complete acquittance for any and all Rents and at Assignee's discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of the Rents. Tenants are hereby expressly authorized and directed to pay all Rents and any other amounts due Assignor pursuant to the Leases or otherwise, to Assignee, or such nominee as Assignee may designate in a Tenant Notice delivered to such Tenants, and the Tenants are expressly relieved of any and all duty, liability or obligation to Assignor with respect to all payments so made.

            From and after the occurrence of an Event of Default and after the giving of a Tenant Notice, Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by Assignee necessary or proper to enforce this Assignment and to collect the Rents assigned hereunder, including the right of Assignee or its designee to enter upon the Premises, or any part thereof, with or without force and with or without process of law and take possession of all or any part of the Premises together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and may exclude the Assignor, its agents and servants, wholly therefrom. Assignor herein grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times after the occurrence of an Event of Default and after the giving of a Tenant Notice, without further notice to Assignor, with full power to use and apply all of the Rents and other income herein assigned to the payment of the costs of managing and operating the Premises and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Premises or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment, and of principal and interest payments due (and all other amounts due under the Deed of Trust) from Assignor to Assignee on the Note and the Deed of Trust, all in such order as Assignee may determine. Assignee shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out
of the covenants and agreements of Assignor in the Leases.   It is further
understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Premises, or parts thereof, upon Assignee, nor shall it operate to make Assignee liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Premises by any Tenant or any other person, or for any dangerous or defective condition of the Premises or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any Tenant, licensee, employee or stranger. If Assignor shall fail to pay, perform or observe any of its covenants or agreements hereunder, Assignee may pay, perform or observe the same and collect the cost thereof from Assignor all as more fully provided in the Deed of Trust.

            6. Assignee Not Liable; Indemnification. Anything contained herein or in any of the Leases to the contrary notwithstanding: (a) Assignor shall at all times remain solely liable under the Leases to perform all of the obligations of Assignor thereunder to the same extent as if this Assignment had not been executed; (b) neither this Assignment nor any action or inaction on the part of Assignor or Assignee shall release Assignor from any of its obligations under the Leases or constitute an assumption of any such obligations by Assignee; and (c) Assignee shall not have any obligation or liability under the Leases or otherwise by reason of or arising out of this Assignment, nor shall Assignee be required or obligated in any manner to make any payment or perform any other obligation of Assignor under or pursuant to the Leases, or to make any inquiry as to the nature or sufficiency of any payment received by Assignee, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which have been assigned to Assignee or to which it may be entitled at any time or times. Assignor shall and does hereby agree to indemnify Assignee and hold Assignee harmless from and against any and all liability, loss or damage which Assignee may or might incur, and from and against any and all claims and demands whatsoever which may be asserted against Assignee, in connection with or with respect to the Leases or this Assignment, whether by reason of any alleged obligation or undertaking on Assignee's part to perform or discharge any of the covenants or agreements contained in the Leases or otherwise. Should Assignee incur any such liability, loss or damage in connection with or with respect to the Leases or this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be paid by Assignor to Assignee immediately upon demand, together with interest thereon from the date of advancement at the Default Rate (as defined in the Note) until paid.

            7. Deed of Trust Foreclosure. Upon foreclosure of the lien of the Deed of Trust and sale of the Premises pursuant thereto, or delivery and acceptance of a deed in lieu of foreclosure, all right, title and interest of Assignor in, to and under the Leases shall thereupon vest in and become the absolute property of the purchaser of the Premises in such foreclosure proceeding, or the grantee in such deed, without any further act or assignment by Assignor. Nevertheless, Assignor shall execute, acknowledge and deliver from time to time such further instruments and assurances as Assignee may require in connection therewith and hereby irrevocably appoints Assignee the attorney-in-fact of Assignor in its name and stead to execute all appropriate instruments of transfer or assignment, or any instrument of further assurance, as Assignee may deem necessary or desirable, and Assignee may substitute one or more persons with like power, Assignor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof.

            8. Non-Waiver. Waiver or acquiescence by either party of any default by the other party, or failure of either party to insist upon strict performance by the other party of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

            9. Rights and Remedies Cumulative. The rights and remedies of Assignee and Assignor under this Assignment are cumulative and are not in lieu of, but are in addition to any other rights or remedies which Assignee and Assignor shall have under the Note, Deed of Trust, the Security Agreement or any other Loan Document, or at law or in equity.

            10. Severability. If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the full extent permitted by law.

            11. Notices. (a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
(ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

            (b) All Notices shall be deemed given and effective upon the earlier to occur of: (x) the hand delivery of such Notice to the address for Notices; (y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail, postage prepaid, as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

             Assignor:     Bedford Property Investors, Inc.
                           270 Lafayette Circle
                           Lafayette, CA 94549
                           Attn:  Chief Financial Officer



             Assignee:     Security Life of Denver Insurance Company
                           c/o ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention: Mortgage Loan Servicing Department

               and to:     ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention:  Real Estate Law Department

With a copy to:  Nyemaster, Goode, Voigts, West,
                           Hansell & O'Brien, P.C.
                           700 Walnut, Suite 1600
                           Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

            12. Heirs, Successors and Assigns. The terms "Assignor" and "Assignee" shall be construed to include the respective heirs, personal representatives, successors and assigns of Assignor and Assignee. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

            13. Amendment. This Assignment may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

            14. Captions. The captions or headings preceding the text of the Paragraphs of this Assignment are inserted only for convenience of reference and shall not constitute a part of this Assignment, nor shall they in any way affect its meaning, construction or effect.

            15. Termination of Assignment. Upon payment in full of the indebtedness described in Paragraph 2, this Assignment shall terminate and be void and of no force or effect, and Assignee shall release its lien on the Rents and Leases (and upon request shall record a termination of this Assignment) without costs or expenses to Assignee, Assignor hereby agreeing to reimburse Assignee for such costs and expenses.

            16. Choice of Law. The validity and interpretation of this Assignment shall be construed in accordance with the laws (excluding conflicts of laws rules) of Arizona.

            17. Event of Default. The occurrence of any one or more of the following events shall constitute an event of default hereunder ("Event of Default"): (i) the failure of Assignor to make any payment due hereunder within ten (10) days after the same shall fall due, (ii) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Assignor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Assignee to Assignor or such longer period as is reasonably necessary to cure such default as long as Assignor is diligently pursuing such cure and such default is curable by Assignor within a reasonable time provided that such additional time shall not exceed thirty (30) days (for an aggregate sixty (60) day period) or such longer time period as approved by Assignee, or (iii) the occurrence of any breach, default, event of default, or failure of performance (however denominated) under the Note, the Deed of Trust or any of the other Loan Documents, and the expiration of any applicable cure period without the same having been cured. Any Event of Default hereunder shall constitute a default under each and all of the other Loan Documents.

            18. Exculpatory. The liability of Assignor personally to pay the Note or any interest that may accrue thereon, or any indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

            19. Integration. This Assignment, together with the other Loan Documents, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof and supersedes all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof.

            20. Time of Essence. Time is of the essence in the performance of this Assignment.


            21.  WAIVER OF JURY TRIAL. THE PARTIES HERETO, AFTER CONSULTING
OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

            22. Attorney's fees. Assignor shall pay on demand all costs and expenses incurred by Assignee in enforcing or protecting its rights and remedies hereunder, including, but not limited to, reasonable attorney's fees and legal expenses.

            23.  Cross-Collateralization Rider.   The terms and conditions of
the Cross-Collateralization Rider, attached hereto as Exhibit B, are incorporated herein by this reference.

            24. Partial Release. Portions of the Premises shall be released herefrom upon release from the Deed of Trust as provided for therein.

            IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of the date first above written, and acknowledges receipt of a copy hereof at the time of execution.

                                     BEDFORD PROPERTY INVESTORS, INC., a
                                     Maryland corporation


                                     By: /s/Hanh Kihara
                                          Hanh Kihara
                                          Senior Vice President and Chief
                                          Financial Officer













STATE OF _________________)
                                 ) SS:
COUNTY OF ________________)

            On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara , to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by) (the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                                     _____________________________________
                                     Notary Public

                                     Seal


































                                EXHIBIT A
                            LEGAL DESCRIPTION

Parcel I - 4546 South 35th Street, Phoenix, Maricopa County, Arizona;

Parcel II -  2601 Broadway, Tempe, Maricopa County, Arizona;

Parcel III - 3015, 3101, 3111, 3121 and 3131 South Park Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010,3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona



                                EXHIBIT B
                      CROSS-COLLATERALIZATION RIDER

            Assignor and Assignee are Maker and Payee, respectively, under the following instruments, each of which is dated as of this same date (together, the "Instruments"):

            1.   Promissory Note in the amount of $7,475,000 (the "Note");

            2.   Promissory Note in the amount of $23,415,000 (the "Other
                 Note");

            The Note is secured by (i) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing; (ii) this Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Security Documents").

            The Other Note is secured by, among other things, the following documents, each dated as of this same date and relating to certain property located at (1) 410 Allerton, South San Francisco, San Mateo County, California;
(2) 301, 311 and 325 Grand Avenue, South San Francisco, San Mateo County, California; (3) 901 Kaiser Road, Napa, Napa County, California; (4) 850-940 Auburn Court, Fremont, Alameda County, California; (5) 6500 Kaiser Drive, Fremont, Alameda County, California; and (6) 45713 and 47533 Westinghouse Drive, Fremont, Alameda County, California: (i) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, (ii) an Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Other Security Documents").

            In addition to securing the obligations described in the Note, this Assignment shall also secure the Other Note and the obligations secured by the Other Security Documents.

            An Event of Default under the Note or under any of the Security Documents shall constitute an Event of Default under the Other Note and the Other Security Documents. An Event of Default under the Other Note or the Other Security Documents shall constitute an Event of Default under the Note and the Security Documents.

            Assignor waives all rights to have all or part of the Premises or the property described in the Other Security Documents marshalled upon any foreclosure of the Security Documents or the Other Security Documents.
Assignee shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of the Premises or the property described in the Other Security Documents as a whole or in separate parcels, in any order that Assignee may designate. Assignor makes this waiver for itself, for all persons and entities claiming through or under Assignor and for all persons and entities who may acquire a lien on all or any part of the Premises or the property described in the Other Security Documents, or on any interest therein.



Bedford (AZ)
19806.311

                            SECURITY AGREEMENT

            THIS SECURITY AGREEMENT ("Agreement") is made and entered into as of July 27, 2000, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation ("Debtor"), in favor of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation ("Secured Party"), and is made with reference to the following facts:

RECITALS:

            A. Secured Party is loaning to Debtor the sum of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000), to be evidenced by a Promissory Note dated on or about this same date, executed by Debtor in favor of Secured Party (such Promissory Note together with any extensions, renewals, substitutions and amendments thereof are referred to as the "Note"). Payment of the Note is secured by, among other things, a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing (the "Deed of Trust") executed by Debtor as Trustor in favor of Secured Party, encumbering the real property described in Exhibit "A" attached hereto and made a part hereof including improvements and personal property thereon (collectively, the "Premises") and an Assignment of Rents and Leases (the "Assignment of Rents") assigning all rents, issues and profits of and from the Premises. This Agreement, the Note, the Deed of Trust, and the Assignment of Rents and the other documents referred to therein or executed in connection therewith are collectively called the "Loan Documents."

            B. Debtor has executed and delivered to Secured Party the Other Note (as defined in Exhibit "B" hereto) and the Other Security Documents (as defined in Exhibit "B" hereto).

            C. Debtor desires to grant to Secured Party a security interest in certain personal property as described in this Agreement.

            NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Debtor agrees as follows:

            1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the Debtor's right, title and interest in and to the following items and types of property, now owned and hereafter acquired, which property is collectively referred to herein as the "Collateral":

            (a) Personal Property. All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Premises, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Premises, now owned or hereafter acquired by Debtor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Premises or in warehouses and intended to be used in connection with or incorporated into the Premises or for the pursuit of any other activity in which Debtor may be engaged on the Premises, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers, and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Premises and are declared to be a portion of the security for the Obligations (as hereinafter defined) (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Premises. All of such property is collectively referred to as the "Personal Property".

            (b) Accounts. All accounts receivable and any right of Debtor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Premises, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom (collectively, the "Accounts").

            (c) Permits. All authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Premises (collectively, the "Permits").

            (d) Rents and Deposits. All monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the Collateral or the Premises except as provided in the Deed of Trust; all proceeds paid for damage done to the Collateral or the Premises except as provided in the Deed of Trust; all proceeds of any award or claim for damages for any of the Collateral or the Premises taken or damaged under the power of eminent domain or by condemnation; all rents, issues and leases of the Premises; and all tenants' or security deposits held by Debtor in respect of the Premises.

            (e) Trade Names and Rights. All names under or by which the Premises or any improvements thereon may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Premises.

            (f) Memberships. All shares of stock or partnership interest or other evidence of ownership of any part of the Premises that is owned by Debtor in common with others, including all water stock relating to the Premises, if any, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises and any management agreements.

            (g) Plans. All plans and specifications (except those owned by third parties) prepared for construction of improvements on the Premises and all studies, data and drawings related thereto; and all contracts and agreements of Debtor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of improvements on the Premises.

            (h) Reserve Accounts. All of Debtor's right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan document made between Debtor and Secured Party with respect to the Premises, together with all income, profits, benefits and advantages arising therefrom.

            (i) Other Collateral. All goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Arizona Uniform Commercial Code ("UCC")) located on and used in the operation of the Premises.

            (j) Substitutions. All substitutions, accessions, additions and replacements to any of the foregoing.

            (k) Products and Proceeds. All products and proceeds of any of the foregoing, or with respect to the Premises, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Premises, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof.

For purposes of this Agreement, the term "proceeds" means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition. The security interest is granted in the Collateral for the purpose of securing the following obligations ("Obligations"): (a) payment of the indebtedness evidenced by the Note; (b) the strict performance and observance of all agreements, warranties, covenants and conditions of Debtor contained in the Note, Deed of Trust, Assignment of Rents, this Agreement, the other Loan Documents, and every other instrument securing payment of the Note; and (c) the repayment of all monies expended by Secured Party under the provisions hereof, the Deed of Trust, the Assignment of Rents, the other Loan Documents, or any other instrument securing payment of the Note, with interest thereon from the date of expenditure at the Default Rate (as defined in the Note); upon the terms and conditions set forth herein.

            2. Representations. Debtor hereby represents and warrants to Secured Party that:

            (a) Debtor owns, or with respect to property hereafter acquired will own, all of the Collateral free and clear of all liens, charges, encumbrances, financing statements and adverse claims of any kind or nature whatsoever in favor of any entity other than Secured Party.

            (b) Debtor owns, or with respect to property hereafter acquired will own, and is, or will be, entitled to collect, without right of counterclaim or set-off, all of the Accounts presently held and those arising in the future, free and clear of all liens, charges, encumbrances, financing statements and adverse claims of any nature whatsoever.

            (c) Debtor is the holder of the Permits, which allow Debtor to operate the Premises for its intended use.

            (d) The Collateral is not used or bought primarily for personal, family or household purposes of Debtor.

            3.   Covenants.  Debtor hereby covenants and agrees that:

            (a) Debtor will pay any indebtedness owed to Secured Party evidenced by the Note promptly when due (giving effect to applicable grace periods, if any) and will repay immediately upon demand all expenses, including reasonable attorneys' fees, legal expenses and costs, together with interest at the Default Rate (as defined in the Note) from the date of such expenditure, incurred by Secured Party in enforcing the Obligations and this Agreement. Payment of such expenses and interest shall be secured by this Agreement and the other Loan Documents.

            (b) Debtor will maintain complete and accurate financial information concerning the Collateral. Debtor will permit Secured Party's representatives to enter on Debtor's property at any reasonable time and upon reasonable prior notice to inspect the Collateral and Debtor's books and records relating thereto and to make extracts from such books and records.

            (c) Debtor shall promptly notify Secured Party of all claims and demands made against the Collateral and any information received that may affect the value of the Collateral or the rights and remedies of Secured Party relating thereto (including any liens, encumbrances or security interests purporting to affect the title to the Collateral). In the event of any such claim or demand, Debtor shall promptly take such action as may be reasonably necessary to protect the value of the Collateral.

            (d) Debtor will pay when due all taxes, assessments or similar obligations affecting the Collateral. Debtor shall have the right to contest the amount or validity of any such taxes, assessments or obligations by appropriate proceedings conducted in good faith and with due diligence and otherwise in accordance with the provisions of the Deed of Trust.

            (e) The Personal Property shall be kept on the Premises except for the sales of inventory in the ordinary course of business. Debtor shall not remove Collateral without the written consent of Secured Party, unless the Collateral is removed in the ordinary course of business and Debtor promptly replaces the removed Collateral with substitute Collateral of substantially similar quality and utility and of equal or greater value.

            (f) Debtor will keep the Collateral free from any lien, charge, encumbrance, financing statement or adverse claim in favor of any entity other than Secured Party. Debtor will protect and defend the Collateral against all claims thereto and hereby indemnifies and agrees to defend and save Secured Party harmless against and with respect to any liability or claim in connection therewith. Debtor will not sell, dispose of, or grant a security interest or other encumbrance in any portion of the Collateral or execute any financing statement covering any portion of the Collateral in favor of any person other than Secured Party.

            (g) Debtor will do all acts necessary to maintain, preserve, protect and keep the Collateral in good condition and repair, ordinary wear and tear excepted, will not permit any waste or unusual or unreasonable depreciation of Collateral to occur and will not commit any act for which any portion of the Collateral might be confiscated by any governmental or private entity.

            (h) Debtor will maintain and deliver to Secured Party policies of insurance relating to the Collateral as required by the Deed of Trust.

            4. Secured Party's Actions. Upon the occurrence of an Event of Default (as hereinafter defined), Secured Party shall have the right, but shall not be obligated, to discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral or on the Premises, pay for insurance on the Collateral, pay for the maintenance and preservation of the Collateral, sign and endorse any checks, notes, drafts, money orders, acceptances or other forms of remittance payable to Debtor and any invoice, freight or express bill, bill of lading, or other documents relating to the Collateral, demand, bring suit, collect or give acquittance for any monies due on the Accounts or compromise, prosecute or defend any action, claim or proceeding arising from the Collateral. Secured Party shall have the right to do any or all of the foregoing in the name of Debtor or otherwise. Should Debtor fail or refuse to make any payment, perform any covenant or obligation, observe any condition or take any action which Debtor is obligated hereunder to make, perform, observe, take or do, at the time or in the manner herein provided, then Secured Party shall have the right to, at Secured Party's sole discretion, without notice to or demand upon Debtor with respect to any Event of Default and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may, during any period of time that Debtor is in default hereunder, deem necessary to protect the Collateral and the security provided by this Agreement. Debtor agrees to reimburse Secured Party on demand for any reasonable payment made, or any reasonable expense incurred, including reasonable attorneys' fees, by Secured Party in connection with the foregoing, together with interest thereon at the Default Rate.

            5. Default. The occurrence of any one or more of the following events shall constitute an event of default hereunder ("Event of Default"): (i) the failure of Debtor to make any payment due hereunder within ten (10) days after the same shall fall due, (ii) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Debtor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Secured Party to Debtor or such longer period as is reasonably necessary to cure such default as long as Debtor is diligently pursuing such cure and such default is curable by Debtor within a reasonable time provided that such additional time shall not exceed thirty (30) days (for an aggregate sixty (60) day period) unless a longer time is approved by Secured Party, or (iii) the occurrence of any breach, default, event of default, or failure of performance (however denominated) under the Note, the Deed of Trust or any of the other Loan Documents, and the expiration of any applicable cure period without the same having been cured. Any Event of Default hereunder shall constitute a default under each and all of the other Loan Documents.
Upon the occurrence of any one or more Events of Default hereunder, Secured Party shall have the right at its option and without notice or demand, to declare all Obligations and indebtedness secured hereby immediately due and payable, and to do one or more of the following:

            (a) Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by the UCC or other applicable laws, or provided for in the Note, the Deed of Trust, the Assignment of Rents, this Agreement or other Loan Documents or applicable agreement.

            (b) Enter upon the Premises, exclude Debtor therefrom and take immediate possession of the Collateral, either personally or by means of a receiver appointed by a court, and may, at Secured Party's option, use, operate, manage and control the Collateral in any lawful manner or business and collect and receive all rents, income, revenue, earnings, issues and profits of the Collateral, remove all or part of the Collateral as Secured Party may determine in Secured Party's discretion, and any monies so collected or received by Secured Party shall be applied to the payment of all costs and expenses of Secured Party's taking and fees for such operation thereof, all costs and expenses of such repairs, renovations and alterations of the Collateral and attorneys' fees in a reasonable sum, with the remainder, if any, to be applied upon any indebtedness secured hereby, or toward the satisfaction of any of the Obligations, in such order as is specified in the Note and at such times as Secured Party may determine.

            (c) With respect to the Accounts, at any time give notice of assignment to any and all obligors or account debtors under the Accounts and may collect the Accounts. Debtor hereby covenants and agrees that Debtor will cooperate fully with Secured Party, and its employees and agents, and will provide any and all documents deemed by Secured Party to be necessary or desirable to collect the Accounts.

            (d) Sell, lease or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine. In the event of a sale, lease or other disposition of the Collateral or of collection of the Accounts:

                 (1) Any person, including Debtor and Secured Party, may purchase at the sale.

                 (2) (A) In connection with any sale or other dispositions of the Collateral, the parties agree that without limiting any other commercially reasonable conduct as may be followed by Secured Party, the following procedures shall be deemed to comprise and constitute a commercially reasonable sale (the "sale"):

                      (i) Secured Party shall mail to Debtor written notice of the sale not less than ten (10) days prior to such sale.

                      (ii) In the event of a public sale, as often as (but no more than) required under the UCC immediately preceding the sale, Secured Party will publish notice of the sale in an appropriate publication that Secured Party selects. The notice will advise prospective purchasers as to where they may obtain information with respect to the Collateral.

                      (iii) Upon receipt of any written request to do so,
                 Secured Party will make available to any bona fide prospective purchaser for inspection, within five (5) business days following receipt of such request and during reasonable business hours, such information (including records and documents with respect to the Accounts) as shall be necessary to enable a prospective purchaser to prepare a bid.

                      (B) Notwithstanding paragraph (A) hereof, in the event Secured Party offers to sell all or any part of the Colla-

            teral, Secured Party will be under no obligation to consummate a sale if, in its reasonable business judgment, none of the offers received by it reasonably approximates the fair value of such Collateral.

                 (3) Secured Party shall apply the proceeds of any sale, collection, or disposition hereunder to payment of the following:
            (A) the expenses of such sale or disposition, including but not limited to the costs of publishing, recording, mailing and posting notice; (B) the cost of any search and other evidence of title procured in connection therewith and any transfer tax on any deed or conveyance or bill of sale; (C) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein; (D) all sums evidenced by the Note and secured hereby and evidenced or owed pursuant to the Deed of Trust; and (E) the remainder, if any, to the person or persons legally entitled thereto.

                 (4) Secured Party may require Debtor to make the Collateral available to Secured Party at a reasonable place designated by Secured Party.

                 (5) If the holder of the Note is a purchaser at such sale, such holder shall be entitled to apply any portion of the indebtedness then secured hereby for or in settlement or payment of any portion of the purchase price of the property purchased at such sale.

            (e) Recover from Debtor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Agreement or by law.

            6. Exercise of Remedies; No Waiver. All remedies conferred upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred by this Agreement, the Note, the Deed of Trust, the Assignment of Rents, any of the other Loan Documents, or by law or equity. The exercise of any one remedy shall not preclude the exercise of any other. Failure of Secured Party to exercise any rights it may have upon Debtor's default hereunder shall not be deemed to be a waiver of Secured Party's rights thereupon or to be a release of Debtor from its Obligations. The acceptance by Secured Party of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. The acceptance by Secured Party of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Debtor to pay the entire sum then due. The waiver by Secured Party of any default hereunder shall not be deemed to constitute a waiver of any succeeding default. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

            7. Successors. All agreements, covenants, conditions and provisions of this Agreement shall inure to the benefit of Secured Party and its successors and assigns, and shall bind the heirs, executors, administrators, successors in interest of Debtor in the Collateral. In the event that there is more than one Debtor or successor in interest of Debtor in the Collateral, they shall be jointly and severally liable hereunder. The obligations of Debtor hereunder shall be binding on any community of which Debtor is a part and on any separate or quasi-community property of any Debtor.

            8. Term. This Agreement shall remain in full force and effect until the Obligations and the indebtedness secured hereby, including reasonable charges, expenses, fees, costs, and interest, shall have been paid in full or until its release and termination is given in writing by Secured Party. No party to this Agreement or otherwise liable for the Obligations shall be discharged by any extension of time, additional advances, renewals and extensions of the Note, the Deed of Trust, or the Assignment of Rents, the taking of further security, releases of a part or all of the Collateral, or any other acts except as provided in this section.

            9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws (excluding conflicts of laws rules) of Arizona.

            10. No Modification. This Agreement may not be modified or amended except by a written instrument executed by the party sought to be charged or bound thereby. If any provision hereof should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions hereof and shall in no way affect the validity of this Agreement except that if such provision relates to the payment of any monetary sum, then Secured Party may at its option declare the indebtedness evidenced by the Note and all other sums secured hereby immediately due and payable.

            11. Notices. All notices, demands, requests, and other communications desired or required to be given hereunder by the Debtor or Secured Party ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

            All Notices shall be deemed given and effective upon the earlier to occur of: (x) the hand delivery of such Notice to the address for Notices;
(y) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (z) three business days after depositing the Notice in the United States mail, postage prepaid, as set forth in (iii) above. All Notices shall be addressed to the following addresses:

               Debtor:     Bedford Property Investors, Inc.
                           270 Lafayette Circle
                           Lafayette, CA 94549
                           Attn:  Chief Financial Officer



         Secured Party:    Security Life of Denver Insurance Company
                           c/o ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention: Mortgage Loan Servicing Department

                                     and

                           ING Investment Management LLC
                           5780 Powers Ferry Road, NW, Suite 300
                           Atlanta, Georgia  30327-4349
                           Attention:  Real Estate Law Department

        With a copy to:    Nyemaster, Goode, Voigts, West,
                           Hansell & O'Brien, P.C.
                           700 Walnut, Suite 1600
                           Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

            12. Time is of the Essence. Time is of the essence in the performance of Debtor's obligations under this Agreement.

            13. Exculpation. The liability of Debtor personally to pay the Note or any interest that may accrue thereon, or any indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

            14. Integration. This Agreement, the other Loan Documents and the certain Environmental Indemnification Agreement together constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

            15.  WAIVER OF JURY TRIAL. THE PARTIES HERETO, AFTER CONSULTING
OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.

            16. Attorney's Fees. Debtor shall pay on demand all costs and expenses incurred by Secured Party in enforcing or protecting its rights and remedies hereunder, including, but not limited to, reasonable attorney's fees and legal expenses.

            17.  Cross-Collateralization Rider.   The terms and conditions of
the Cross-Collateralization Rider, attached hereto as Exhibit B, are incorporated herein by this reference.

            18. Partial Release. Portions of the Premises shall be released herefrom upon release from the Deed of Trust as provided for therein.

            IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed as of the date first set forth above and acknowledges receipt of a copy hereof at the time of execution.

                                     DEBTOR:

                                     BEDFORD PROPERTY INVESTORS, INC., a
                                     Maryland corporation


                                     By: /s/Hanh Kihara
                                          Hanh Kihara
                                          Senior Vice President and Chief
                                          Financial Officer



STATE OF _________________)
                                 ) SS:
COUNTY OF ________________)

            On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara , to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by) (the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                                     _____________________________________
                                     Notary Public

                                     Seal


                               EXHIBIT A
                           LEGAL DESCRIPTION


Parcel I - 4546 South 35th Street, Phoenix, Maricopa County, Arizona;

Parcel II -  2601 Broadway, Tempe, Maricopa County, Arizona;

Parcel III - 3015, 3101, 3111, 3121 and 3131 South Park Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010,3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona

                                EXHIBIT B
                      CROSS-COLLATERALIZATION RIDER

            Debtor and Secured Party are Maker and Payee, respectively, under the following instruments, each of which is dated as of this same date (together, the "Instruments"):

            1.   Promissory Note in the amount of $7,475,000 (the "Note");

            2.   Promissory Note in the amount of $23,415,000 (the "Other
                 Note");

            The Note is secured by (i) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing; (ii) an Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Security Documents").

            The Other Note is secured by, among other things, the following documents, each dated as of this same date and relating to certain property located at (1) 410 Allerton, South San Francisco, San Mateo County, California;
(2) 301, 311 and 325 Grand Avenue, South San Francisco, San Mateo County, California; (3) 901 Kaiser Road, Napa, Napa County, California; (4) 850-940 Auburn Court, Fremont, Alameda County, California; (5) 6500 Kaiser Drive, Fremont, Alameda County, California; and (6) 45713 and 47533 Westinghouse Drive, Fremont, Alameda County, California: (i) a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing, (ii) an Assignment of Rents and Leases, and (iii) a Security Agreement (collectively, the "Other Security Documents").

            In addition to securing the obligations described in the Note, this Agreement shall also secure the Other Note and the obligations secured by the Other Security Documents.

            An Event of Default under the Note or under any of the Security Documents shall constitute an Event of Default under the Other Note and the Other Security Documents. An Event of Default under the Other Note or the Other Security Documents shall constitute an Event of Default under the Note and the Security Documents.

            Debtor waives all rights to have all or part of the Premises or the property described in the Other Security Documents marshalled upon any foreclosure of the Security Documents or the Other Security Documents. Secured Party shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of the Premises or the property described in the Other Security Documents as a whole or in separate parcels, in any order that Secured Party may designate. Debtor makes this waiver for itself, for all persons and entities claiming through or under Debtor and for all persons and entities who may acquire a lien on all or any part of the Premises or the property described in the Other Security Documents, or on any interest therein.











































Bedford (AZ)
19806.311

                 ENVIRONMENTAL INDEMNIFICATION AGREEMENT

            THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT ("Agreement"), made and entered into as of July 27, 2000 by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation (the "Borrower" or "Indemnitors"), to and for the benefit of SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation
(the "Lender").

                          W I T N E S S E T H:

            WHEREAS, Borrower is the owner of certain real property situated in Maricopa County, State of Arizona, as more particularly described on Exhibit "A" attached hereto and made a part hereof (such real property, together with any additional real property hereafter encumbered by the lien of the Deed of Trust (as defined below), and all improvements now or hereafter located thereon and all rights and interests of Borrower therein, are hereinafter referred to as the "Premises"); and

            WHEREAS, Lender is about to make a loan to Borrower in the original principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000) (the "Loan") to be evidenced by a Promissory Note dated on or about this same date (as the same may be amended, modified, supplemented or extended from time to time, the "Note"); and

            WHEREAS, the Note will be secured by a certain Deed of Trust, Security Agreement, Financing Statement and Fixture Filing of even date herewith, from Borrower to Lender (as the same may be amended, modified, supplemented or extended from time to time, the "Deed of Trust"); and

            WHEREAS, as a condition to making the Loan, Lender requires that Indemnitors provide certain indemnities; and

            WHEREAS, to induce Lender to make the Loan, Indemnitors have agreed to provide such indemnities.

            NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, Indemnitors hereby covenant and agree as follows:

            1. Definitions. For purposes of this Agreement, the following definitions shall apply:

            (a) The term "Environmental Law" means and includes any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following
(and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. section 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

            (b) The term "Hazardous Substance" means and includes: (i) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (ii) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (iii) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (iv) any material, waste or substance which is any of the following: (1) asbestos; (2) polychlorinated biphenyl;
(3) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.);
(4) explosive; (5) radioactive; (6) a petroleum product; or (7) infectious waste. Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (A) which are used or disposed of by Borrower or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (B) the presence of which product is not prohibited by applicable Environmental Law, and
(C) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

            (c) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

            (d) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

            2. Indemnity. Indemnitors agree to defend, indemnify and hold harmless Lender, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Borrower, its predecessors in interest, third parties who have trespassed on the Premises or parties in a contractual relationship with Borrower, and any of them, the foregoing being collectively referred to as "Claims", which:

            (a) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

            (b) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

            (c) arise out of the breach of any covenant, warranty or representation set forth in Exhibit B attached hereto and incorporated herein; or

            (d) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

Indemnitors, their successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Lender described in this Section 2, shall hold Lender harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Section 2.

            3. Incorporation of Covenants, Warranties, Representations and Agreements. The covenants, warranties, representations and agreements of Indemnitors set forth in any certificate, report, exhibit or document furnished by Indemnitors to Lender pursuant to or in connection with the Loan are hereby incorporated herein and made a part hereof, with the same force and effect as if set forth fully in this Agreement.

            4. Survival. Indemnitors' indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on the Deed of Trust, trustee's sale, or acceptance of a deed in lieu thereof; it being understood and agreed that the indemnity given herein is independent of the secured indebtedness and the documents evidencing or securing the Loan. Notwithstanding the foregoing, Indemnitors' indemnifications and representations shall not extend to Hazardous Substances which first originate on the Premises subsequent to Lender's succession to title by virtue of a foreclosure, trustee's deed, or acceptance of a deed in lieu of foreclosure.

            5. Notices To Lender. Each Indemnitor shall provide Lender with prompt oral and written notice upon (a) such Indemnitor becoming aware of any release or threat of release of any Hazardous Substances upon, under or from the Premises or any land immediately adjacent to the Premises, (b) such Indemnitor's receipt of any complaint, order, citation or notice from any federal, state, municipal or other governmental agency or authority in connection with any Hazardous Substances located upon or under or emanating from the Premises, and
(c) such Indemnitor obtaining knowledge of the incurring of any expense by any governmental agency or authority in connection with the assessment, containment or removal of any Hazardous Substances located upon or under or emanating from the Premises or any land immediately adjacent to the Premises; and Indemnitors shall timely and diligently comply with all their obligations under any Environmental Law with regard to such release, complaint or expense.

            6. Remedial Work. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is necessary, both as determined by an independent environmental consultant selected by Lender under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Indemnitors shall within thirty (30) days after written demand by Lender for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Lender (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Lender. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Lender's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Indemnitors. If Indemnitors shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Lender may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Lender's counsel), shall be paid by Indemnitors to Lender forthwith after demand and shall be paid to Lender by Indemnitors upon demand.

            7. Operations and Maintenance Programs. If recommended by any environmental report, assessment or audit of the Premises, Indemnitors shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Lender, prepared by an environmental consultant reasonably acceptable to Lender, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Lender may require (a) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify, (b) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (c) at Lender's sole expense, supplemental examination of the Premises by consultants specified by Lender, (d) access to the Premises by Lender, its agents or servicer, to review and assess the environmental condition of the Premises and Indemnitor's compliance with any operations and maintenance program, and (e) variation of the operations and maintenance program in response to the reports provided by any such consultants.

            8. Joint and Several Obligations. The obligations of Indemnitors hereunder shall be the joint and several obligations of Indemnitors, and the representations, warranties, covenants and agreements of Indemnitors shall be the joint representations, warranties, covenants and agreements of Indemnitors.

            9. Notices. (a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
(ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

            (b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail, postage prepaid, as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

   Indemnitors:     Bedford Property Investors, Inc.
                    270 Lafayette Circle
                    Lafayette, CA 94549
                    Attn:  Chief Financial Officer

        Lender:     Security Life of Denver Insurance Company
                    c/o ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia  30327-4349
                    Attention: Mortgage Loan Servicing Department

                                     and

                    ING Investment Management LLC
                    5780 Powers Ferry Road, NW, Suite 300
                    Atlanta, Georgia  30327-4349
                    Attention:  Real Estate Law Department

With a copy to:     Nyemaster, Goode, Voigts, West,
                    Hansell & O'Brien, P.C.
                    700 Walnut, Suite 1600
                    Des Moines, Iowa 50309

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

            10.  General.

            (a) Effect. This Agreement (i) shall become effective on the date hereof and (ii) shall, together with the Loan Documents (as defined in the Deed of Trust), represent the complete understanding between or among the parties hereto as to the subject matter hereof, and supersede all prior written, and all oral, negotiations, representations, guaranties, warranties, promises, statements or agreements between or among the parties hereto as to the same. No determination by any court, governmental body or otherwise that any provision hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other provision hereof, or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the full extent allowed by, and be construed wherever possible as being consistent with, applicable law.

            (b) Amendment. This Agreement may be amended by and only by an instrument executed and delivered by each party hereto.

            (c) Applicable Law. This Agreement shall be given effect and construed by application of the law (without regard to the principles thereof governing conflicts of law) of Arizona, and any action or proceeding arising hereunder shall be brought in the courts of Arizona, except that if any such action or proceeding arises under the constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the federal judicial district in which the Premises is located.

            (d) Construction. As used herein, (i) the term "person" means a natural person, a trustee, a corporation, a partnership, a limited liability company and any other form of legal entity; and (ii) all references made (1) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (2) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, (3) to the "Indemnitors" shall be deemed to refer to each person who is a signatory hereto and its respective heirs, personal representatives, successors and assigns, and
(4) to any section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such section, subsection, paragraph or subparagraph of this Agreement. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents. Each, if any, writing referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

            (e) Assignment. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder.

            (f) Time of Essence. Time shall be of the essence in the performance of this Agreement.

            (g) Liability. The Indemnitors shall be jointly and severally liable for adhering to the terms and satisfying the conditions hereof. Notwithstanding the terms of any other agreement evidencing or securing the Loan, the liability of the Indemnitors hereunder is not limited to the Premises and is not secured thereby, and Lender shall have full recourse to any and all assets of the Indemnitors with respect to any claim hereunder. Indemnitors waive, if applicable, the provisions of Section 12-1641, et seq., of the Arizona Revised Statutes and waive the provisions of Arizona Revised Statutes, Rule of Civil Procedure, Rule 17(f).

            (h) Attorneys' Fees. Indemnitors shall pay on demand all costs and expenses incurred by Lender or Trustee in enforcing or protecting its rights and remedies hereunder, including, but not limited to, reasonable attorneys' fees and legal expenses.

            (i) Waiver of Jury Trial. THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.


            (i) Independent Agreement. THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT IS SEPARATE FROM AND INDEPENDENT OF THE OBLIGATIONS OF INDEMNITORS UNDER THE LOAN DOCUMENTS AND MAY BE ENFORCED BY LENDER WITHOUT REGARD TO WHETHER A DEFAULT EXISTS UNDER ANY OF THE LOAN DOCUMENTS AND WITHOUT REGARD TO ANY OTHER RIGHTS AND REMEDIES LENDER MAY HAVE AGAINST INDEMNITORS UNDER ANY OF THE LOAN DOCUMENTS. IN ADDITION, THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT MAY BE ENFORCED BY LENDER WITHOUT REGARD TO ANY
LIMITATIONS ON LENDER'S RECOURSE AGAINST
INDEMNITORS OR ANY OTHER PERSONS UNDER
THE LOAN DOCUMENTS, AND ENFORCEMENT OF THIS
ENVIRONMENTAL INDEMNIFICATION AGREEMENT SHALL NOT BE CONSIDERED TO CONSTITUTE AN ACTION FOR RECOVERY OF ALL OR ANY PART OF THE LOAN INDEBTEDNESS OR FOR RECOVERY OF A DEFICIENCY JUDGMENT.

            WITNESS the due execution of this Agreement as of the day and year first above written.

                                     BEDFORD PROPERTY INVESTORS, INC., a
                                     Maryland corporation


                                     By: /s/Hanh Kihara
                                          Hanh Kihara
                                          Senior Vice President and Chief
                                          Financial Officer


STATE OF _________________)
                                 ) SS:
COUNTY OF ________________)

            On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara , to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by)
(the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                                     _____________________________________
                                     Notary Public

                                     Seal

                               EXHIBIT A
                           LEGAL DESCRIPTION


Parcel I - 4546 South 35th Street, Phoenix, Maricopa County, Arizona;

Parcel II -  2601 Broadway, Tempe, Maricopa County, Arizona;

Parcel III - 3015, 3101, 3111, 3121 and 3131 South Park Drive, Tempe, Maricopa County, Arizona, 2307 & 2315 West Fairmont Drive, Tempe, Maricopa County, Arizona, 3010,3110 & 3120 South Potter Road, Tempe, Maricopa County, Arizona

                               EXHIBIT "B"

              Indemnitors' Hazardous Substances Covenants,
                      Warranties and Representations

1. To the current and actual knowledge of Indemnitors' officers, Indemnitors, after reasonable inquiry, represent, warrant and covenant that,

            A. Except in accordance with applicable law, no Hazardous Substances have been, or shall be discharged, disbursed, released, stored, treated, generated, disposed of or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached or spilled (collectively referred to as a "release") on or from the Premises.

            B. Except in accordance with applicable law,no asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on or disposed of on the Premises.

            C. No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device.

            D. No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

            E. No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened in writing, anticipated or in existence with respect to the Premises.

            F. The Premises and Indemnitors' operations at the Premises are in compliance in all material respects with all applicable Environmental Laws including without limitation any federal, state and local statutes, laws and regulations. No notice has been received by any Indemnitor, or any affiliate or subsidiary of any Indemnitor, from any entity, government body or individual claiming any violation of any law, regulation ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received after the date hereof shall be forwarded to Lender within three (3) days of their receipt.

            G. Except as set forth on the Phase I environmental studies for the properties, copies of which have been provided to Lender, Indemnitors have no knowledge of any release or threat of release of any Hazardous Substances from any land adjoining or within one-half mile of the Premises.

            H. No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. 1344) or any comparable state or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

            I. There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

            J. To the best of Indemnitors' knowledge, there have been no complaints of illness or sickness alleged to have resulted from conditions inside any buildings or structures on the Premises.

2. To the extent any provision in Section 1 is a covenant, failure to comply with any such provision in Section 1 of this Exhibit "B", shall be deemed to be an Event of Default under the Deed of Trust described in the Environmental Indemnification Agreement to which this Exhibit "B" is attached.





Bedford (AZ)
19806.311
                         CERTIFICATE OF BORROWER

            THIS CERTIFICATE is made as of July 27, 2000, by BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation("Borrower"), in order to induce SECURITY LIFE OF DENVER INSURANCE COMPANY, a Colorado corporation (the "Lender"), to fund a loan (the "Loan") evidenced by a Promissory Note in the principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000) dated on or about this same date (the "Note") and secured by a Deed of Trust, Security Agreement, Financing Statement and Fixture Filing among Borrower as Trustor, and Lender as Beneficiary (the "Deed of Trust"), encumbering property located in Maricopa County, Arizona, more particularly described in Exhibit "A" attached thereto (the "Premises").

            The undersigned hereby represents and warrants as of the date of this Certificate as follows:

            1.   General Representations and Warranties.

                 1.1 The undersigned holds the position with Borrower set forth below, and is duly authorized to make this Affidavit for and on behalf of Borrower.

                 1.2 The principal office and the chief executive office of the Borrower is located at 270 Lafayette Circle, Lafayette, California 94549.

                 1.3 On prior occasion Borrower delivered to Lender true, correct and complete copies of the organizational documents of the Borrower, together with all restatements, amendments and modifications thereto, which are true, correct and complete as of the date hereof.

                 1.4 The consent of all of the equity owners of or holders of any beneficial interest in Borrower, that are required to consent, has been obtained to authorize the Borrower to borrow and/or establish with the Lender a loan in the principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,475,000), upon such terms as the Borrower may deem advisable and all equity owners of or holders of beneficial interest in the Borrower that are required to do so have authorized the execution and delivery, for and on behalf of the Borrower, in connection with the Loan, of the Promissory
Note in the amount of the Loan, the Deed of Trust (the "Deed of Trust"), an Environmental Indemnification Agreement, Financing Statements, an Assignment of Rents and Leases, a Security Agreement and such other documents and certificates relating to the Loan as may be required by the Lender (collectively, the "Loan Documents"), by the person or persons executing the same.

                 1.5 Each of the Loan Documents previously made or effected by the Borrower and delivered to the Lender in connection with the Loan, if any, have been ratified and confirmed by all equity owners of or holders of beneficial interest in the Borrower that are required to so ratify and confirm.

                 1.6 The Borrower is a real estate investment trust duly organized, validly existing and in good standing under the laws of Maryland and is licensed or qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                 1.7 The Borrower (a) is in compliance in all material respects with all laws and legal requirements applicable to it, and (b) has all requisite power and authority and all necessary licenses and permits to own and operate the Premises and to carry on its business as now being conducted and has the necessary power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for herein and therein (including the borrowing of the Loan), all of which have been duly authorized by all proper and necessary action. No consent or approval of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of the Deed of Trust or any of the other Loan Documents, or if required the same has been duly obtained.

                 1.8 There is no litigation or proceeding pending, or to the knowledge of the undersigned threatened, against or affecting the Borrower or the Premises in any court or administrative agency or before any governmental authority or arbitration board or tribunal (whether federal, state, local or municipal) having jurisdiction over the Premises which, if adversely determined would materially and adversely affect the Premises, business, prospects, profits or condition (financial or otherwise) of the Borrower or the authority of the Borrower to enter into, or the ability of the Borrower to perform its obligations under, the Loan Documents, or which, in any way, could adversely affect the validity or enforceability of the Loan Documents.

                 1.9 (a) The execution and delivery by the Borrower of the Loan Documents and compliance by the Borrower with all of the provisions thereof
(i) are within the power of the Borrower, and (ii) will not conflict in any material respect with or result in any violation of, breach of any of the provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance other than upon the Premises, under the provision of, any agreement, partnership agreement, operating agreement or other instrument to which Borrower is a party or by which the Borrower or the Premises may be bound, or any applicable license, judgment, decree, or other Laws applicable to the Borrower or the Premises; and (b) the Loan Documents are valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy laws, laws affecting creditors rights generally and general principles of equity.

                 1.10 Neither the Borrower nor any of its respective businesses or the Premises, nor any relationship between the Borrower or any other person, nor any circumstances in connection with the execution, delivery and performance by the Borrower of the Loan Documents, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Borrower, other than those already obtained, made or done.

                 1.11 The Borrower (a) is the owner of good and marketable fee simple legal title to and is lawfully seized and possessed of the Premises, free and clear of all liens, encumbrances or restrictions, except for permitted encumbrances previously approved by Lender and (b) subject only to such permitted encumbrances, has the unconditional right to encumber the Premises by the Deed of Trust. The Borrower does hereby warrant generally and agree to defend the Premises and the title thereto, whether now owned or hereafter acquired, and the lien, operation and effect of the Deed of Trust thereon against all claims and demands by any person. The Borrower represents and warrants that it has complied in all material respects, and shall comply in all material respects at all times until the Indebtedness is paid in full, with each of the covenants, restrictions and conditions imposed by each instrument or matter to which the Premises is subject, including but not limited to, each instrument and matter contained within such permitted encumbrances.

                 1.12 At the time of the execution and delivery of the Deed of Trust, no event has occurred and no condition exists with respect to the Borrower, or the Premises that constitutes an Event of Default under the Deed of Trust or the other Loan Documents or which, with the lapse of time or with the giving of notice or both, would become an Event of Default under the Deed of Trust or any of the other Loan Documents. The Borrower is not in default with respect to any order of any court, or other governmental authority or in violation in any material respect of any agreement, partnership or operating agreement or other instrument to which it is a party or by which it may be bound.

                 1.13 Neither the Deed of Trust nor any other Loan Document furnished by the Borrower in connection with the Loan contains any untrue or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading. There is no fact which the Borrower has not disclosed to the Lender in writing which materially and adversely affects, nor, so far as the Borrower can now reasonably foresee, is reasonably likely to affect, materially and adversely the business, or the operation and use of the Premises, or the performance by the Borrower under the Loan Documents.

                 1.14 There are on the Premises at least a sufficient number of parking spaces to meet the minimum parking ratio of any applicable laws and each Lease.

                 1.15 Borrower is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (that is, Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder).

                 1.16 Borrower's Taxpayer Identification Number is 68-0306514.

            2.   Leases

                 2.1 The rent roll ("Rent Roll") previously submitted by the Borrower to the Lender is true, accurate and complete in all material respects.

                 2.2 The liability of the Borrower for the return of tenants' security deposits and interest thereon is accurately set forth on the Rent Roll.

                 2.3 Each of the Leases for the Premises submitted by the Borrower to the Lender is true, accurate and complete, there are no amendments or modifications thereto except as indicated on the Rent Roll or as otherwise provided to Lender, and such Leases constitute all of the Leases which cover any portion of the Premises.

                 2.4 Each of the Leases for the Premises is in full force and effect, no default with respect to any Lease has been declared by any party thereto and the undersigned has no knowledge of any facts or circumstances which shemight reasonably believe would give rise to a default by any party thereto.

                 2.5 Except as expressly set forth on the Rent Roll, each tenant under the Leases is in occupancy as of the date hereof, and is paying rent on a current basis with no right to any rental offsets or claims, and no rent has been prepaid other than as permitted under the terms of the lease.

            3.   Contracts

                 3.1 There are no material contracts, management agreements, or other agreements affecting the Premises except as previously described by Borrower to Lender in writing.



            4.   Bankruptcy

                 4.1 Borrower has not received notice that any of its creditors has filed a petition with respect to the Borrower pursuant to the Federal Bankruptcy Code or any similar federal, state or other law.

                 4.2 Borrower has not (a) applied for or consented in writing to the appointment of a receiver, trustee or liquidator of the Borrower or of any or all of the Premises, or of all or substantially all of the other assets of the Borrower or (b) filed a voluntary petition in bankruptcy or admitted in writing its inability to pay its debts as they become due, or (c) made a general assignment for the benefit of creditors, or (d) filed a petition or an answer seeking a reorganization or an arrangement with creditors or to take advantage of any insolvency law, or (e) filed an answer admitting the material allegations of a petition filed against the Borrower, in any bankruptcy, reorganization or insolvency proceeding, or (f) transferred by merger, sale, consolidation, assignment, operation of law, or otherwise all or substantially all of the assets of the Borrower.

                 4.3 No (a) execution or attachment has been levied against any or all of the Premises, or (b) order, judgment or decree has been entered by any court of competent jurisdiction on the application of a creditor adjudicating the Borrower a bankrupt or insolvent or appointing a receiver, trustee or liquidator of substantially all of the assets of the Borrower.

            5.   Financial Condition

                 5.1 All balance sheets, statements of profit and loss, and other financial data that have been given to the Lender with respect to the
Borrower: (a) are complete and correct in all material respects; (b) accurately present the financial condition of the Borrower and the results of its operations as of the dates and for the periods for which the same have been furnished; (c) have been prepared in accordance with generally accepted accounting principles consistently applied, or on a cash basis or other recognized comprehensive basis, throughout the periods covered thereby; and (d) disclose all known liabilities, direct or contingent, as of their respective dates.

                 5.2 There has been no adverse change in the business, properties, condition (financial or otherwise) of Borrower and there has been no change in the structure or ownership of said parties. The financial statements submitted to Lender in connection with the Loan were true and correct in all material respects as of the date of submission and remain true and correct in all material respects as of the date hereof.

                 5.3 All information, reports, papers, and data given to the Lender with respect to the Borrower and representations and warranties of the Borrower contained in the Loan Documents are true, complete, accurate and correct in all material respects and true and complete in all material respects as of the date hereof.

            6.   Subdivision; Separate Assessment; Zoning; Parking

                 6.1 The Premises is covered by tax identification numbers which do not include any other property and may be leased, transferred or mortgaged without the approval of any governmental authority having jurisdiction to regulate or control subdivision or land development. The Land is assessed separately from all other lands for purposes of ad valorem taxation. All requirements of every governmental authority pertaining to the Land and the Improvements, including without limitation zoning, have been complied with in all material respects. The present zoning classification affecting the Premises permits the present and intended use of the Land. No variances, reliance on adjacent property or special exception is required for the Improvements. If all or any part of the Improvements are damaged or destroyed, the Improvements can, under presently applicable laws, be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist without violating any zoning or other ordinances presently applicable thereto and without the necessity of obtaining any variances or other relief from local Laws. Neither the zoning classification or any other right to construct, use or operate any Improvements or the Land is in any way dependent upon or related to any real estate other than the Land. The Land contains such parking spaces as are required by applicable law and by all Leases or subleases of the Land.

            7.   Utility Services

            All utility services necessary for the ownership of the Improvements and the operation thereof for their intended purpose are available at the boundaries of the Land, including water supply and sanitary and storm sewer facilities and gas, electric, telephone, and cable facilities.

            8.   Flood Area: Filled Land

                 8.1 The Premises is not in an "area of special flood hazard", as that term is defined in the National Flood Insurance Act of 1968 (as amended and supplemented by the Flood Disaster Protection Act of 1973). No portion of the Premises consists of and no portion of the Improvements will be located on filled in land.

            The Borrower (a) acknowledges that the Lender is acting in reliance upon the representations and undertakings set forth herein, and that such representations and undertakings are of a material nature, and (b) agrees to indemnify and hold harmless the Lender against and from any loss or expense (including, by way of example rather than of limitation, that of reasonable attorneys' fees) which it may suffer as a result of any inaccuracy contained in any of such representations and warranties. The indemnity herein is limited to the extent set forth in the Note.

            Any capitalized terms used herein not otherwise defined herein, shall have the meaning given to those terms in the Deed of Trust.

                                     BEDFORD PROPERTY INVESTORS, INC., a
                                     Maryland corporation


                                     By: /s/Hanh Kihara
                                          Hanh Kihara
                                          Senior Viced President and Chief
                                          Financial Officer

STATE OF _________________)
                                 ) SS:
COUNTY OF ________________)

            On this ____ day of ______________________, 2000, before me, a notary public, personally appeared Hanh Kihara, to me personally known, who being by me duly sworn did say that she is the Senior Vice President and Chief Financial
Officer, of Bedford Property Investors, Inc., a corporation; that (no seal has been procured by) (the seal affixed thereto is the seal of) said corporation; the foregoing instrument was signed (and sealed) on behalf of said corporation by authority of its Board of Directors; and that the said Hanh Kihara, as such officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said corporation, by it and by her voluntarily executed.

                                     _____________________________________
                                     Notary Public

                                     Seal